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Exhibit 4.2

COMMUNITY FIRST BANKSHARES, INC.

401(k) RETIREMENT PLAN AND TRUST

Restated Effective January 1, 2003

i

ARTICLE 7
VESTING		21
7.1	Vesting of Participant and Employer Matching Contributions	21
7.2	Vesting of Employer Discretionary Contributions	22
7.3	Determination of Years of Service	22
7.4	Forfeitures and Restoration of Nonvested Amounts	23
ARTICLE 8		23
PAYMENTS OF BENEFITS		23
8.1	Notice	23
8.2	Amount of Benefits and Valuation	23
8.3	Modes of Payment	24
8.4	Medium of Payment	24
8.5	Time for Payment	24
8.6	Distributions During Employment	25
8.7	Corrective Distributions	27
8.8	Death of a Participant Before Commencement of Benefits	28
8.9	Facility of Payment	28
8.10	Payments for a Participant Whose Account Contains Pension Plan Transfers	28
8.11	Unclaimed Accounts	30
ARTICLE 9
EMPLOYEE STOCK OWNERSHIP PLAN		31
9.1	Employee Stock Ownership Plan	31
9.2	Transfer of Assets to and From the ESOP	31
9.3	Cash Dividends on Employer Securities	31
9.4	Stock Dividends, Splits, Rights, Warrants, Options, and Other Reorganizations	32
9.4	Diversification of Investment in other then Employer Securities	32
9.2	Voting Rights	32
9.7	Tender or Exchange Offers	32
ARTICLE 10
CLAIMS PROCEDURE		32
10.1	Claims for Benefits	32
10.2	Denial of Benefits	32
10.3	Review Procedure	33
10.4	Decision on Review	33
ARTICLE 11
ADMINISTRATIVE COMMITTEE		33
11.1	Appointment	33
11.2	Resignation and Termination	33
11.3	Chairman and Agents	33
11.4	Meetings	33
11.5	Records	33
11.6	Powers	34
11.7	Compensation	34
11.8	Indemnity	34
11.9	Powers Denied	35
11.10	Action When There is a Vacancy	35
11.11	Settlement of Claims	35
11.12	Discretionary Powers	35
11.13	Employment of Professionals and Assistants	35
11.14	Bond	35

ARTICLE 12
TRUSTEE		35
12.1	Duty and Liability of Trustee	35
12.2	General Scope of Powers	36
12.3	Powers Discretionary	38
12.4	More Than One Trustee	38
12.5	Individual Trustees	38
12.6	Annual Account	39
12.7	Person Dealing with Trustee	39
12.8	Prohibited Transactions	39
12.9	Indemnity	39
12.10	Resignation and Appointment	39
12.11	Removal of Trustee	39
12.12	Continuation of the Trust	39
ARTICLE 13
CLAIMS AGAINST THE TRUST FUND		40
13.1	Anti-Alienation of Benefits	40
13.2	Charge for Litigation	40
13.3	Qualified Domestic Relations Orders	40
13.4	Independent Fund	41
ARTICLE 14
MILITARY SERVICE AND LEAVE OF ABSENCE		41
14.1	Compulsory Military Service	41
14.2	Voluntary Military Service	41
14.3	Participation During Leave of Absence	41
ARTICLE 15
PARTICIPATION BY ACQUIRED BANKS AND PLAN MERGERS		41
15.1	Purpose	41
15.2	Definitions	42
15.3	Participating Employers	42
15.4	Merger	42
15.5	Crediting of Prior Service for Eligibility and Vesting	42
15.6	Eligibility	42
15.7	Vesting and Forfeitures	42
15.8	Loans	43
15.9	Hardship and In Service Distribution	43
15.10	Distribution	43
15.11	Accounting and Investments	43
15.12	Earlier Effective Date to Maintain Tax Qualification	43
ARTICLE 16
PARTICIPATING EMPLOYERS		43
16.1	Adoption of Plan	43
16.2	Requirements of Participating Employers	43
16.3	Accounting for Employees	44
16.4	Discontinuance of Participation	44
ARTICLE 17
RIGHTS OF EMPLOYER TO AMEND, DISCONTINUE OR TERMINATE		44
17.1	Amendment	44
17.2	Termination of Plan	44
17.3	Trust Term	44
17.4	Termination of Trust	45

ARTICLE 18
SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS		45
18.1	Successor Employer	45
18.2	Merger and Consolidation	45
ARTICLE 19
MISCELLANEOUS		45
19.1	Inspection of Books	45
19.2	Right to Terminate Employment	46
19.3	Liability of Employer	46
19.4	Defense Under Tax Laws	46
19.5	Governing Law	46
19.6	Binding Effect	46
19.7	Top Heavy Requirements	46
19.8	Qualification Under Tax Laws	46
ARTICLE 20
MINIMUM DISTRIBUTION REQUIREMENTS		46
20.1	Effective Date	46
20.2	Precedence	46
20.3	Requirements of Treasury Regulations Incorporated	46
20.4	Time and Manner of Distribution	46
20.5	Forms of Distribution	47
20.6	Required Minimum Distributions During Participant's Lifetime	47
20.7	Required Minimum Distributions After Participant's Death	47
20.8	Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries	48
20.9	Election to Allow Participants or Beneficiaries to Elect 5-Year Rule	48
20.10	Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions	48
20.11	Definitions	48
APPENDIX A
PARTICIPANT LOAN PROGRAM		50
APPENDIX B
TOP HEAVY PROVISIONS		52

COMMUNITY FIRST BANKSHARES, INC.

401(k) RETIREMENT PLAN AND TRUST

        This Agreement, restating the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust, is adopted by Community First Bankshares, Inc., a Delaware corporation, (the "Employer") and Community First National Bank (the "Trustee") and is effective as of January 1, 2003.

W I T N E S S E T H:

        WHEREAS, the Employer established a profit sharing plan for the benefit of its Employees effective June 1, 1987; and

        WHEREAS, the Plan has been amended and restated from time to time and has continued in force at all times since its effective date; and

        WHEREAS, the Employer desires to restate the Plan to comply with recent changes in federal law and make other desired changes; and

        WHEREAS, Community First National Bank has agreed to continue to serve as Trustee of the Trust established hereunder;

        NOW, THEREFORE, the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust is amended and restated in its entirety effective retroactively to January 1, 2003 to read as follows:

ARTICLE 1

NAME AND PURPOSE

        1.1    Name.    The name of the plan set forth in this instrument is the Community First Bankshares, Inc. 401(k) Retirement Plan, and the name of the trust which is part of that plan and the terms of which are set forth in this instrument is the Community First Bankshares, Inc. 401(k) Retirement Trust.

        1.2    Purpose.    The primary purpose of the Plan is to provide the eligible Employees of the Employer with an opportunity to defer a portion of their compensation towards their retirement, and that portion of the Plan is designated as a profit sharing plan containing a cash or deferred arrangement under Section 401(k) of the Code. The purpose of the Trust is to facilitate the administration of the Plan for the exclusive benefit of Participants and their Beneficiaries.

ARTICLE 2

DEFINITIONS AND INTERPRETATIONS

        2.1    General Definitions.

  (1)
  "Administrative Committee" or "Committee"  shall mean the Committee described herein. In the absence of an appointment of individuals to serve on the Committee, the Employer shall serve as the Committee.

  (2)
  "Affiliate"  shall mean a trade or business which is under common control with the Employer under the provisions of Section 414 of the Code, including controlled groups of corporations under Section 414(b) of the Code and partnerships and proprietorships pursuant to Section 414(c) of the Code, an affiliated service group as defined in Section 414(m) of the Code and any other entity required to be aggregated with the Employer pursuant to regulations under Section 414(o) of the Code; provided, however, that such trade or business shall be deemed an Affiliate for all purposes hereunder, unless specifically provided otherwise, only from the date it came under the common control of the Employer.

  (3)
  "Alternate Payee"  shall mean a:

  (i)
  spouse;

  (ii)
  former spouse;

  (iii)
  child; or

  (iv)
  other dependent

of a Participant who is recognized by a Qualified Domestic Relations Order as having a right to receive all, or a portion of, a Participant's Beneficial Interest under the Plan.

        An Alternate Payee is treated as a Beneficiary for all purposes under the Plan.

  (4)
  "Anniversary Date"  shall mean the last day of any Plan Year commencing on or after June 1, 1987.

  (5)
  "Beneficial Interest"  shall mean the amount of a Participant's account in the Trust which is distributable to the Participant or the Participant's Beneficiary in accordance with the terms of the Plan.

  (6)
  "Beneficiary"  shall mean any person entitled to receive benefits which may be payable upon or after a Participant's death.

  (7)
  "Board of Directors"  shall mean the elected Board of Directors of Community First Bankshares, Inc.

  (8)
  "Break in Service"  shall mean a Plan Year during which the Employee did not complete more than 500 Hours of Service with the Employer. However, a Participant shall be credited with up to 501 Hours of Service during the Plan Year in which the Participant begins a Parental Leave, if such crediting is necessary to prevent a Break in Service in such Plan Year; otherwise, such Hours of Service shall be credited in the following Plan Year. A Participant shall also be credited with Hours of Service for any periods of unpaid leave during the Plan Year subject to the Family and Medical Leave Act of 1993, if such crediting is necessary to prevent a Break in Service in such Plan Year.

  (9)
  "Code"  shall mean the Internal Revenue Code of 1986, and amendments thereto.

  (10)
  "Compensation"  shall mean the total amount received by a Participant from the Employer during the Plan Year for personal services actually rendered in the course of employment with the Employer, including:

  (i)
  salaries or wages;

  (ii)
  overtime;

  (iii)
  commissions;

  (iv)
  taxable fringe benefits;

  (v)
  the value of any noncash property received for the performance of services; and

  (vi)
  Elective Contributions (including Excess Contributions, if any).

        Compensation shall also include items, such as nondeductible moving expenses and the value of any non-qualified stock option granted, which are includable in the Employee's gross income under Section 415(c)(3) of the Code, and, if the Employer maintains a cafeteria plan under Section 125 of the Code or a qualified transportation fringe benefit plan under Section 132(f)(4) of the Code funded through salary reduction, amounts contributed thereto.

        Compensation shall not include bonuses, contributions by the Employer to this Plan (other than Elective Contributions) or to any pension, profit sharing or annuity plan intended to qualify under Section 401 of the Code, as amended, amounts realized from the exercise, sale or exchange of stock options, or amounts paid to an Employee for services rendered while the Employee is not a Participant as herein defined.

        Notwithstanding the foregoing, Compensation for any Participant shall be limited to the amount specified under Section 401(a)(17) of the Code per Plan Year, as adjusted by the Secretary of the Treasury. If any Plan Year consists of a period of less than 12 months, the maximum Compensation limit, as adjusted, shall be prorated based on the number of months in such short Plan Year.

  (11)
  "Direct Rollover"  shall mean a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

  (12)
  "Disability"  shall mean a physical or mental condition of a Participant resulting from a bodily injury or disease or mental disorder that renders the Participant incapable of continuing employment with the Employer. Disability of any Participant shall be determined by the Employer in accordance with uniform principles consistently applied, upon the basis of such medical and other evidence that the Employer deems necessary and desirable.

  (13)
  "Distributee"  includes a Participant, former Participant or Beneficiary. In addition, the Participant's or former Participant's surviving spouse and the Participant's or former Participant's spouse or former spouse who is the Alternate Payee under a Qualified Domestic Relations Order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the spouse or former spouse.

  (14)
  "Earliest Retirement Age"  shall mean, for purposes of a Qualified Domestic Relations Order, the earlier of:

  (i)
  the date on which a Participant is entitled to a distribution under the Plan; or

  (ii)
  the later of the day the Participant attains age 50, or the earliest date on which the Participant's Beneficial Interest could commence under the Plan if the Participant separated from service.

        Earliest Retirement Age shall also mean a date earlier than (i) or (ii) if such date is specified in the Qualified Domestic Relations Order.

  (15)
  "Effective Date"  of this restated Plan document shall mean January 1, 2003, except as otherwise indicated. This Plan and Trust was originally effective on June 1, 1987.

  (16)
  "Eligible Retirement Plan"  shall mean any of the following that accepts the Distributee's Eligible Rollover Distribution:

  (i)
  an individual retirement account described in Section 408(a) of the Code;

  (ii)
  an individual retirement annuity described in Section 408(b) of the Code;

  (iii)
  an annuity plan described in Section 403(a) of the Code;

  (iv)
  a qualified trust described in Section 401(a) of the Code;

  (v)
  an annuity contract described in section 403(b) of the Code; or

  (vi)
  an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan.

  (17)
  "Eligible Rollover Distribution"  shall mean any distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include:

  (i)
  any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) of the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten years or more;

  (ii)
  any distribution to the extent such distribution is required under Section 401(a)(9) of the Code;

  (iii)
  the portion of any distribution that is not includible in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities), except that a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of after-tax employee contributions which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in section 408(a) or (b) of the Code, or to a qualified defined contribution plan described in section 401(a) or 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible;

  (iv)
  any amount that is distributed on account of hardship; and

  (v)
  any dividends distributed or received on Employee Securities allocated to the Participant's account.

  (18)
  "Employee"  shall mean a person performing services for the Employer who is classified by the Employer as an employee for income tax withholding and reporting purposes. The Employer's classification of a person for purposes of the Plan shall be conclusive. No reclassification of a person's status with the Employer for any reason, without regard to whether it is initiated by a court, governmental agency or otherwise and without regard to whether or not the Employer agrees to such reclassification, shall result in the person being considered an Employee for Plan purposes.

  (19)
  "Employer"  shall mean Community First Bankshares, Inc., a Delaware corporation, and such Affiliates of the Employer or other corporation or entity as may participate in the Plan upon approval of such participation by the Board of Directors of the Employer. For purposes of service counted for eligibility and vesting, employment with an Affiliate shall be deemed employment with the Employer.

  (20)
  "Employer Contributions"  shall mean all contributions with respect to a Plan Year made to the Plan by the Employer, subject to the following definitions:

  (i)
  "Matching Contributions" shall mean those Employer Contributions made to the Plan under Section 4.1(a).

  (ii)
  "Discretionary Contributions" shall mean those Employer Contributions made to the Plan under Section 4.1(b).

  (21)
  "Entry Date"  shall mean January 1 or July 1 of each Plan Year.

  (22)
  "Hour of Service"  shall mean each hour for which the Employee is paid, or entitled to payment, for the performance of duties for the Employer or an Affiliate. These hours shall be credited in the Plan Year in which the services are performed. Hour of Service shall also include each hour for which the Employee is paid, or entitled to payment, by the Employer or an Affiliate on account of a period of time during which no duties are performed (irrespective of whether the employment relationship has terminated) due to vacation, holiday, illness, incapacity (including Disability), layoff, jury duty, military duty or Employer or Affiliate-approved leave of absence, subject to the following exceptions:

  (i)
  No more than 501 Hours of Service shall be credited to an Employee for any single continuous period during which the Employee performs no duties for the Employer or an Affiliate.

  (ii)
  No Hours of Service shall be credited to an Employee for a period during which no duties are performed for the Employer or an Affiliate and payment is made or due to the Employee under applicable workers' compensation, unemployment compensation or disability insurance laws.

  (iii)
  No Hours of Service shall be credited to an Employee for a period during which no duties are performed for the Employer or an Affiliate and payments are made to the Employee solely as reimbursement for medical or medically-related expenses incurred by the Employee.

        The number of Hours of Service that an Employee shall receive for any period of time for which the Employee is paid or is entitled to payment by the Employer or an Affiliate but during which no duties are performed for the Employer or an Affiliate shall be computed in accordance with the rules set forth in Section 2530.200b-2 and 3 of the Labor Regulations.

        Hours of Service shall also include each hour for which back pay (irrespective of mitigation of damages) has been awarded or agreed to by the Employer or an Affiliate, provided that the hour has not been credited to the Employee previously. Each such hour shall be credited to the Employee for the Plan Year or other computation period to which the award or agreement pertains. Each Employee shall also be credited with Hours of Service for any customary period of work, based on a 40-hour week, or a pro rata portion thereof, during which the Employee is on an Employer or Affiliate-approved leave of absence and for which the Employee is not otherwise awarded Hours of Service.

        The number of an Employee's Hours of Service shall be determined in accordance with this paragraph. Where the Employer or an Affiliate has records from which the number of an Employee's Hours of Service may be ascertained, the number shall be computed from those records, except as otherwise permitted by the next sentence. The number of Hours of Service for any Employee described by the preceding sentence may be computed in accordance with the method defined below so long as that method is applied to such Employee in a nondiscriminatory manner. Where the Employer or an Affiliate does not have records from which the number of an Employee's Hours of Service can be ascertained, the Employee shall be credited with 45 Hours of Service for each week during which the Employee is entitled to at least one Hour of Service.

        Hours of Service shall also be credited for an individual considered an employee of the Employer or an Affiliate under Sections 414(n) and 414(o) of the Code and the regulations promulgated thereunder, even though such individual is not eligible to participate in the Plan.

  (23)
  "Leased Employee"  shall mean any person (other than an Employee of the Employer) who pursuant to an agreement between the Employer and any other person ("leasing organization") has performed services for the Employer (or for the Employer and related persons as defined in Section 414(n)(6) of the Code) on a substantially full time basis for a period of at least one (1) year provided such services are performed under primary direction or control by the recipient.

  (24)
  "Net Compensation"  shall mean, for purposes of determining Highly Compensated Participants, Key Employees, minimum contributions in a Top Heavy Plan, and the limitation on Annual Additions, wages as defined in Section 3401(a) of the Code for purposes of income tax withholding at the source, but determined without regard to any rules that limit the remuneration included in wages based on the nature or location of employment or the services performed and shall include Elective Contributions to this Plan and, if the Employer has adopted a cafeteria plan under Section 125 of the Code or a qualified transportation fringe benefit plan under Section 132(f)(4) of the Code funded by salary reduction, any amounts contributed thereto. Net Compensation shall not include Employer Contributions to this Plan or contributions to or distributions from any other qualified retirement plan (including Excess Deferrals and Excess Contributions).

        Notwithstanding the foregoing, Net Compensation for any Participant shall be limited to the amount specified under Section 401(a)(17) of the Code per Plan Year, as adjusted by the Secretary of the Treasury. If any Plan Year consists of a period of less than 12 months, the maximum Net Compensation limit, as adjusted, shall be prorated based on the number of months in such short Plan Year.

  (25)
  "Normal Retirement Age"  shall mean the day a Participant attains the age of 65.

  (26)
  "Parental Leave"  shall mean certain periods of absence from work due to:

  (i)
  pregnancy of the Employee;

  (ii)
  birth of a child of the Employee;

  (iii)
  placement of a child in connection with adoption of the child by the Employee; or

  (iv)
  caring for the child by the Employee during the period immediately following the birth or placement for adoption.

        The Employer may require written certification (including a physician's statement) from the Employee that the leave qualifies hereunder. A Parental Leave shall only permit a Participant to avoid a Break in Service, and shall not affect other provisions of this Plan.

  (27)
  "Participant"  shall mean an Employee of the Employer who becomes a Participant as provided in Section 3.1 hereof, whether or not the Employee elects to make Participant Contributions to the Plan.

  (28)
  "Participant Contributions"  shall mean, to the extent permitted by the Employer, contributions made to the Plan by Participants, and shall be classified as follows:

  (i)
  "Elective Contributions" shall mean contributions under this Plan by the Employer equal to the amount that the Participant's Compensation is reduced pursuant to Section 4.2, within limits established by the Employer annually, which amounts are not includable in the gross income of the Participant.

  (ii)
  "Voluntary Contributions" shall mean contributions under this Plan by the Participant pursuant to Section 4.2, within limits established by the Employer annually, which amounts are includable in the gross income of the Participant.

  (iii)
  "Rollover Contribution" shall mean a distribution from another qualified retirement plan which an Employee contributes to the Plan in accordance with Section 4.7, and which the Plan receives either directly from the Employee or, at the election of the Employee, by means of a direct rollover from the other qualified retirement plan.

    (iv)
    "Trustee to Trustee Transfer" shall mean a transfer directly from the trustee of another qualified retirement plan to this Plan, which is either initiated by the trustee or, to the extent permitted by law, initiated by the Employee other than as a direct rollover described in Section 8.3.

  (29)
  "Plan"  shall mean the Community First Bankshares, Inc. 401(k) Retirement Plan.

  (30)
  "Plan Year"  shall mean the 12 consecutive months ending on December 31 of each year.

  (31)
  "Qualification Procedures"  shall mean written procedures adopted by the Employer to:

  (i)
  determine whether domestic relations orders meet the requirements for Qualified Domestic Relations Orders; and

  (ii)
  to administer distributions under such orders.

        The procedures shall be implemented within a reasonable time after receipt of a domestic relations order by the Employer. Qualification Procedures must permit an Alternate Payee to designate a representative for receipt of copies of notices sent to the Alternate Payee with respect to a Qualified Domestic Relations Order.

  (32)
  "Qualified Domestic Relations Order"  shall mean a judgment, decree or order, including approval of a property settlement agreement, that relates to provision of child support, alimony payments, or marital property rights to an Alternate Payee, is made pursuant to state domestic relations law (including a state community property law) and creates an Alternate Payee's right to all or a portion of the benefits payable to a Participant under the Plan. A Qualified Domestic Relations Order must satisfy all of the requirements of Section 414(p) of the Code and must specify:

  (i)
  the name and last known mailing address of each Alternate Payee;

  (ii)
  the amount or percentage of the Participant's benefits to be paid to the Alternate Payee or the manner in which the amount is to be determined;

  (iii)
  the number of payments or period for which payments are required; and

  (iv)
  each plan to which the order relates.

        An order does not qualify under this definition if it requires the Employer to provide a benefit or option not available under the Plan, requires the Plan to provide increased benefits or requires payment of benefits to an Alternate Payee that are required to be paid to another Alternate Payee under a previously existing Qualified Domestic Relations Order.

  (33)
  "Required Beginning Date"  shall mean the April 1 of the calendar year following the later of the calendar year in which the Participant attains age 70 1/2 or has a Termination of Employment, except as provided below. Notwithstanding the above, the Participant shall still have the option of having the Required Beginning Date be the April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2.

        If the Participant is a 5% owner, the Required Beginning Date shall be April 1 of the calendar year following the year in which the Participant attains age 70 1/2, regardless of whether the Participant has had a Termination of Employment. For purposes of this Section, a Participant is a 5% owner if such Participant is a 5% owner as defined in Section 416(i) of the Code (determined in accordance with Section 416 but without regard to whether the Plan is Top Heavy) at any time during the Plan Year ending with or within the calendar year in which such owner attains age 66 1/2 or any subsequent Plan Year.

  (34)
  "Termination of Employment"  of a Participant or Employee shall mean complete severance from the service of the Employer.

  (35)
  "Trust"  shall mean the Community First Bankshares, Inc. 401(k) Retirement Trust.

  (36)
  "Trust Fund"  or "Fund" shall mean the total of contributions made hereunder, or the investments purchased, increased by profits, income, refunds and recoveries received, and decreased by investment losses and expenses incurred in the administration of the Trust and by benefits released or paid.

  (37)
  "Trustee"  shall mean the undersigned Trustee or Trustees or any duly appointed successor Trustee.

  (38)
  "Valuation Date"  shall mean any date as of which a valuation of the Trust Fund is made.

  (39)
  "Year of Service"  shall mean a Plan Year during which an Employee completes 1,000 or more Hours of Service with the Employer or an Affiliate.

2.2   Cash or Deferred Definitions.

  (1)
  "Actual Contribution Percentage"  shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately to the nearest one-hundredth of a percent for each Participant in each group) of:

  (i)
  the amount of Voluntary Contributions, if any, paid to the Trust on behalf of each such Participant during such Plan Year, and Employer Matching Contributions, if any, (but excluding Matching Contributions that are forfeited to correct Excess Aggregate Contributions or because the Match is related to Excess Contributions) paid to the Trust on behalf of each such Participant for such Plan Year and before the end of the following Plan Year, to

  (ii)
  the Participant's Net Compensation for such Plan Year. Net Compensation for purposes of this subparagraph shall exclude a Participant's Net Compensation prior to the Entry Date.

        A Participant who made no Voluntary Contributions to the Plan and who did not share in the allocation of Employer Matching Contributions, if any, for such Plan Year shall be included in the calculation of the Average Contribution Percentage for the appropriate group and treated as having a ratio of zero for such Plan Year. Additional Discretionary Contributions allocated under Section 4.6 shall be taken into account in determining the Actual Contribution Percentage.

        The Employer may, for any Plan Year, elect to calculate the foregoing ratios based upon Compensation rather than Net Compensation provided that Compensation satisfies the requirements of Section 414(s) of the Code. Any such election shall apply on a uniform basis to each ratio calculated for such Plan Year.

        If this Plan and one or more other qualified plans of the Employer or an Affiliate are aggregated in order to satisfy Sections 401(a)(4) or 410(b) of the Code, the Actual Contribution Percentage for each specified group of Participants shall be determined as if this Plan and such other qualified plan or plans were a single plan, provided that each such plan shall use the same method for determining Actual Contribution Percentage and have the same plan year. To the extent permitted by the Code and Regulations, other qualified plans of the Employer or an Affiliate may be aggregated with this Plan, provided that each such plan shall use the same method for determining Actual Contribution Percentage and have the same plan year. For other qualified plans of the Employer or an Affiliate that are permissively aggregated with this Plan, such permissively aggregated plans must satisfy Section 401(a)(4) and 410(b) of the Code as though they were a single plan. In determining the Actual Contribution Percentage for Highly Compensated Participants, all Voluntary and Matching Contributions under any qualified plan maintained by the Employer or an Affiliate shall be aggregated. If a Highly Compensated Participant participates in two or more plans that have different plan years, all plans whose plan years end with or within the same calendar year are treated as a single plan. To the extent required by the Code and Regulations, certain plans shall be mandatorily disaggregated and treated as separate plans for the above rules.

  (2)
  "Actual Deferral Percentage"  shall mean, for a specified group of Participants for a Plan Year, the average of the ratios (calculated separately to the nearest one-hundredth of a percent for each Participant in each group) of:

  (i)
  the amount of Elective Contributions (including Excess Deferrals, if any, of Highly Compensated Participants but excluding Excess Deferrals, if any, of Non-Highly Compensated Participants) paid to the Trust on behalf of each such Participant for such Plan Year and before the end of the following Plan Year, to

  (ii)
  the Participant's Net Compensation for such Plan Year. Net Compensation for purposes of this subparagraph shall exclude a Participant's Net Compensation prior to the Entry Date.

        A Participant who made no Elective Contributions to the Plan for a Plan Year shall be included in the calculation of the Average Deferral Percentage for the appropriate group and treated as having a ratio of zero for such Plan Year. Additional Discretionary Contributions allocated under Section 4.4 shall be taken into account in determining the Actual Deferral Percentage.

        The Employer may, for any Plan Year, elect to calculate the foregoing ratios based upon Compensation rather than Net Compensation provided that Compensation satisfies the requirements of Section 414(s) of the Code. Any such election shall apply on a uniform basis to each ratio calculated for such Plan Year.

        If this Plan and one or more other qualified plans with a cash or deferred arrangement of the Employer or an Affiliate are aggregated in order to satisfy Sections 401(a)(4) or 410(b) of the Code, the Actual Deferral Percentage for each specified group of Participants shall be determined as if this Plan and such other qualified plan or plans were a single plan, provided that each such plan shall use the same method for determining Actual Deferral Percentage and have the same plan year. To the extent permitted by the Code and Regulations, other qualified plans with a cash or deferred arrangement of the Employer or an Affiliate may be aggregated with this Plan, provided that each such plan shall use the same method for determining Actual Deferral Percentage and have the same plan year. For other qualified plans of the Employer or an Affiliate that are permissively aggregated with this Plan, such permissively aggregated plans must satisfy Section 401(a)(4) and 410(b) of the Code as though they were a single plan. In determining the Actual Deferral Percentage for Highly Compensated Participants, all Elective Contributions (including Excess Deferrals, if any) under any qualified plan maintained by the Employer or an Affiliate shall be aggregated. If a Highly Compensated Participant participates in two or more plans that have different plan years, all plans whose plan years end with or within the same calendar year are treated as a single plan. To the extent required by the Code and Regulations, certain plans shall be mandatorily disaggregated and treated as separate plans for the above rules.

  (3)
  "Excess Aggregate Contributions"  shall mean, for a Plan Year, the aggregate of Voluntary Contributions and Matching Contributions, if any, made on behalf of Highly Compensated Participants over the maximum amount of such contributions that could be made on behalf of such Participants without violating the contribution percentage test set forth in Section 4.5. Excess Aggregate Contributions shall include earnings and losses determined under Section 8.7.

  (4)
  "Excess Contributions"  shall mean, for a Plan Year, the Elective Contributions (including Excess Deferrals, if any), made on behalf of Highly Compensated Participants over the maximum amount of such contributions that could be made on behalf of such Participants without violating the deferral percentage test set forth in Section 4.3. Excess Contributions shall include earnings and losses determined under Section 8.7.

  (5)
  "Excess Deferrals"  shall mean, for a calendar year, the Elective Contributions, if any, made on behalf of any Participant under this Plan or any other elective contributions under any other cash or deferred arrangement on behalf of such Participant over the maximum amount of such contributions that could be made on behalf of such Participants without exceeding the dollar limitation set forth in Section 4.3. The amount of Excess Deferrals refunded shall be reduced by the amount of any Excess Contributions recharacterized or distributed that are attributable to that calendar year or to any Excess Contributions properly distributed as excess Annual Additions. Excess Deferrals shall include earnings and losses determined under Section 8.7.

  (6)
  "Highly Compensated Participant"  shall mean, except as otherwise provided in Section 414(q) of the Code, a Participant who:

  (i)
  was a 5% owner of the Employer during the Plan Year in which the determination is made or during the preceding Plan Year; or

  (ii)
  received more than $90,000 (as adjusted from time to time by the Secretary of the Treasury under Section 414(q)(1) of the Code) in Net Compensation from the Employer during the preceding Plan Year and was one of the top 20% of Employees by Net Compensation during the preceding Plan Year.

        For purposes of this definition, the following rules shall apply:

    (A)
    The term Employer shall include any Affiliate of the Employer, and Net Compensation from any such Affiliates shall be aggregated.

    (B)
    In determining the number of the top 20% of Employees there shall be excluded from the group any Employee who either: has not attained age 21, has worked less than 6 months, normally works less than 17 1/2 hours per week, normally works less than 6 months per year, is a nonresident alien who does not earn income from sources within the United States, is covered by a collective bargaining agreement between the Employees' representative and the Employer under which the retirement benefits were the subject of good faith bargaining between the parties, or may otherwise be excluded under the Code and the regulations promulgated thereunder.

    (C)
    For purposes of determining whether an employee is a Highly Compensated Participant, the term compensation shall mean compensation as defined in Section 415(c)(3) of the Code.

    (D)
    The determination of who is a Highly Compensated Participant, including the determination of the number and identity of Employees in the top-paid group, will be made in accordance with the provisions of Section 414(q) of the Code and the regulations promulgated thereunder.

    (F)
    The determination of who is a Highly Compensated Participant, including the determination of the number and identity of Employees in the top-paid group, will be made in the same manner for all plans of the Employer.

    (G)
    A former employee shall be treated as a "Highly Compensated Former Participant" if such employee was a Highly Compensated Participant upon separation from service or at any time after attaining age fifty-five (55).

  (7)
  "Non-Highly Compensated Participant"  shall mean any Participant who is not a Highly Compensated Participant.

        2.3    Employee Stock Ownership Definitions.

        (1)    "Disqualified Person"    shall mean, except for purposes of Section 6.16, a person described in Section 4975(e)(2) of the Code.

  (2)
  "Employee Stock Ownership Plan"  means that portion of the Plan described in Article 9 and to which amounts received by the Plan are transferred for investment in Employer Securities.

  (3)
  "Employer Securities"  shall mean either stock or a marketable obligation of the Employer or an Affiliate, as defined in Section 407(d)(5) of the Employee Retirement Income Security Act of 1974.

  (4)
  "Exempt Loan"  or "Loan" shall mean a loan made to the Plan by a Disqualified Person or which a Disqualified Person guarantees and which satisfies the requirements of Section 4975(d)(3) of the Code and Section 54.4975-7(b) of the Treasury Regulations, as amended from time to time.

        2.4    Limitation Definitions.

  (1)
  "Annual Addition"  shall mean the sum of the following amounts credited to a Participant's accounts with this Plan and any other qualified plan maintained by the Employer or an Affiliate for the Plan Year:

  (i)
  Employer Contributions;

  (ii)
  Participant Contributions, including Excess Deferrals, distributed or recharacterized Excess Contributions, and Excess Aggregate Contributions, if any, but excluding Rollover Contributions and Trustee to Trustee Transfers;

  (iii)
  any forfeitures under Section 7.4;

  (iv)
  amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer; and

  (v)
  amounts allocated to a separate account of a Key Employee under an Employer-sponsored welfare benefit fund, as defined in Section 419(e) of the Code, which will provide postretirement health or life insurance benefits.

  (2)
  "Limitation Year"  shall mean (for federal income tax purposes) the Plan Year. The adoption of this Plan by the Employer shall be its choice of this Limitation Year for purposes of Section 415 of the Code and the regulations issued thereunder.

        2.5    Top Heavy Definitions.

  (1)
  "Account Balance",  for any individual, shall mean, as of the Determination Date, the sum of the individual's:

  (i)
  account balance as of the most recent Valuation Date occurring within a 12-month period ending on the Determination Date;

    (ii)
    contributions (Employer and Participant) actually made to the Plan on or before the Determination Date;

    (iii)
    Employer Contributions due as of the Determination Date, if the Plan is subject to the minimum funding requirements of Section 412 of the Code;

    (iv)
    the aggregate distributions made with respect to such individual under the Plan for reasons other than Termination of Employment, death or Disability during the 5-year period ending on the Determination Date; and

    (v)
    the aggregate distributions made with respect to such individual under the Plan due to Termination of Employment, death or Disability during the 1-year period ending on the Determination Date;

        but less any contribution constituting a rollover from a plan not maintained by the Employer or an Affiliate.

  (2)
  "Aggregation Group"  shall mean:

  (i)
  each qualified plan of the Employer in which a Key Employee is a Participant;

  (ii)
  each other plan of the Employer which enables any plan described in (i) to meet the requirements of Sections 401(a)(4) or 410 of the Code;

  (iii)
  each other plan of the Employer that satisfies the requirements of Sections 401(a)(4) and 410 of the Code when considered together with the plans described in (i) and (ii); and

  (iv)
  any plan described in (i), (ii) or (iii) above that was terminated during the 5-year period ending on the Determination Date.

  (3)
  "Determination Date"  shall mean, with respect to the first Plan Year, the last day of such Plan Year, and with respect to any subsequent Plan Year, the preceding Anniversary Date.

  (4)
  "Key Employee"  shall mean any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was:

  (i)
  an officer of the Employer having Net Compensation greater than $130,000 (as adjusted under Section 416(i)(1) of the Code);

  (ii)
  a 5% owner of the Employer; or

  (iii)
  a 1% owner of the Employer having Net Compensation of more than $150,000.

        The status of an Employee as Key Employee shall further be determined in accordance with the rules set forth in Section 416(i) of the Code and the regulations issued thereunder. For purposes of this paragraph, ownership shall be determined in accordance with Section 318 of the Code. The Beneficiary of a Key Employee shall be treated as a Key Employee.

  (5)
  "Non-Key Employee"  shall mean an Employee who is not a Key Employee, including any Employee who is a former Key Employee.

  (6)
  "Super Top Heavy."  The Plan or Aggregation Group is Super Top Heavy for the Plan Year if either of the following conditions exist:

  (i)
  The Plan is not part of an Aggregation Group and the Top Heavy Ratio for such Plan exceeds 90%.

  (ii)
  The Plan is part of an Aggregation Group and the Top Heavy Ratio for such Aggregation Group exceeds 90%.

        In determining whether a Top Heavy Plan or Aggregation Group is Super Top Heavy, the Account Balance and present value of accrued benefits of any individual who has not performed services for the Employer for a 1-year period ending on the Determination Date or who is a Non-Key Employee but who was a Key Employee with respect to a prior Determination Date shall be disregarded. The status of the Plan as Super Top Heavy shall further be determined in accordance with the rules set forth in Section 416(g) of the Code and the regulations issued thereunder.

  (7)
  "Top Heavy."  The Plan or Aggregation Group is Top Heavy for the Plan Year if either of the following conditions exist:

  (i)
  The Plan is not part of an Aggregation Group and the Top Heavy Ratio for such Plan exceeds 60%.

    (ii)
    The Plan is part of an Aggregation Group and the Top Heavy Ratio for such Aggregation Group exceeds 60%.

        In determining whether a Plan or Aggregation Group is Top Heavy, the Account Balance and present value of accrued benefits of any individual who has not performed services for the Employer for a 1-year period ending on the Determination Date shall be disregarded. The status of the Plan as Top Heavy shall further be determined in accordance with the rules set forth in Section 416(g) of the Code and the regulations issued thereunder.

  (8)
  "Top Heavy Ratio"  shall mean a fraction, the numerator of which is the sum of the Account Balances for all Key Employees under this Plan and any aggregated defined contribution plan or plans as of the Determination Date, and the denominator of which is the sum of the Account Balances for all Participants under this Plan and any aggregated defined contribution plan or plans, computed in accordance with Section 416 of the Code and regulations thereunder. Both the numerator and denominator of the Top Heavy Ratio shall be increased to reflect any contribution not actually made as of the Determination Date, but which is required to be taken into account on that date under Section 416 of the Code and the regulations thereunder.

        The Account Balances will be determined as of the most recent valuation date that falls within or ends with the 12-month period ending on the Determination Date. The calculation of the Top Heavy Ratio, and the extent to which rollovers and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. Deductible employee contributions under Section 219(e) of the Code will not be taken into account for purposes of computing the Top Heavy Ratio. When aggregating plans, the Account Balances will be calculated with reference to the Determination Date that falls within the same calendar year.

        2.6    Interpretation.    The words defined in this Article 2 shall have the meanings assigned to them except where specified otherwise in this Agreement. Whenever appropriate, words used herein in the singular shall include the plural and the plural may be read as the singular.

ARTICLE 3

PARTICIPATION IN THE PLAN

        3.1    Eligibility.    Every Employee who was a Participant in the Plan immediately prior to January 1, 2003 shall continue to be a Participant in this Plan as restated effective January 1, 2003.

        Every other Employee shall enter the Plan as a Participant as of the Entry Date next occurring after satisfaction of the following requirements:

  (a)
  The Employee is scheduled to work 1,000 or more Hours of Service for the Employer during a period of 12 consecutive months, commencing on the date on which the Employee first performs an Hour of Service for the Employer. If the Employee is not scheduled to work 1,000 Hours of Service during said 12 consecutive month period, the eligibility period shall be the Plan Year commencing within said 12-month period or any subsequent Plan Year, during which the Employee is scheduled to work 1,000 Hours of Service for the Employer. Notwithstanding the foregoing, an Employee shall enter the Plan as a Participant not later than the Entry Date next occurring after completion of 1,000 or more Hours of Service for the Employer during a period of 12 consecutive months, commencing on the date the Employee first performs an Hour of Service for the Employer or any subsequent Plan Year.

  (b)
  The Employee has attained the age of 21.

  (c)
  The Employee is not included in any of the following classifications:

  (i)
  Employees covered by a collective bargaining agreement between the Employees' representative and the Employer under which retirement benefits were the subject of good faith bargaining between the parties, unless such agreement provides for coverage under this Plan;

  (ii)
  nonresident aliens who receive no earned income from sources within the United States as defined in the Code; and

  (iii)
  Leased Employees.

        An Employee or Leased Employee who has satisfied the requirements of (a) and (b) above, but has not become a Participant because of inclusion in one or more of the classifications of subsection (c) above, shall become a Participant when the Employee or Leased Employee is no longer included in any of the classifications of subsection (c). An Employee who satisfies the above requirements, but whose Termination of Employment with the Employer occurs on or before the Entry Date, shall not become a Participant on that date. Such an individual shall become a Participant on the day that the individual again becomes an Employee and satisfies the requirements of subsection (c) above.

        3.2    Designation of Beneficiary.    Upon commencement of participation in the Plan, each Participant shall complete, sign and file with the Employer a designation of Beneficiary on a form to be provided by the Employer. On said form, the Participant shall designate a Beneficiary (or Beneficiaries), which may be an individual, the Participant's estate, or a trust, to whom shall be paid any sum which may be payable on account of the Participant's death (reserving, however, to the Participant the power to change the designation of Beneficiary from time to time) and where applicable, a particular form of benefit. The spouse of a married Participant shall be the Beneficiary of the entire vested and nonforfeitable benefit payable upon the death of the Participant (reduced by any security interest held by the Plan by reason of a loan outstanding to the Participant, if otherwise permitted under Section 6.5) unless the Participant's spouse irrevocably consents in writing to the designation of another Beneficiary. Such spousal consent shall identify the specific alternate Beneficiary, and where applicable, a particular form of benefit, acknowledge the effect of such designation, and be witnessed by a Plan representative or a notary public. Any subsequent change by the Participant in the designation of a Beneficiary shall require specific written consent by the Participant's spouse unless the spouse has previously consented in writing to voluntarily waive the right to consent to subsequent Beneficiary changes, and such consent acknowledges the spouse's right to otherwise limit consent to a specific Beneficiary. However, the designation of a Beneficiary other than the Participant's spouse shall be effective if the Employer determines that the foregoing consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances described in regulations issued by the Secretary of the Treasury.

        If a Participant shall fail to validly designate a Beneficiary, or if no designated Beneficiary survives the Participant, the following designated persons shall be the Beneficiaries in the order named:

  (a)
  the Participant's spouse, if living;

  (b)
  the Participant's lawful descendants per stirpes, including any lawfully adopted descendants;

  (c)
  the estate of the Participant.

In no event shall the Employer be named as or become a Beneficiary.

        3.3    Termination of Participation.    Participation in the Plan shall terminate on the later of a Participant's Termination of Employment, or the date following the expiration of a period of layoff or leave of absence approved by the Employer, if the Employee does not then return to employment with the Employer.

        3.4    Recommencement of Participation.    An Employee whose status as a Participant is terminated shall again become a Participant on the day that the Employee again performs an Hour of Service for the Employer and satisfies the requirements of Section 3.1(c), and the Employee shall be eligible to make Participant Contributions and to share in Employer Contributions in accordance with this Plan immediately upon the Employee's reemployment.

ARTICLE 4

CONTRIBUTIONS

        4.1    Employer Contributions.    The Employer may, but is not required to, contribute to the Plan for each of its taxable years ending during the existence of the Plan. An Employer Contribution shall be attributed to the Plan Year ending on the same day as the taxable year for which the contribution is made, or if the Plan Year does not end on the same day as the Employer's taxable year, the contribution shall be attributable to the Plan Year within which the taxable year ends. Employer Contributions shall be classified as follows:

  (a)
  Matching Contributions.    The amount of the Employer's Matching Contribution shall equal a percentage of each Participant's Elective Contribution to the Plan. Such percentage shall be determined annually by a resolution of the Board of Directors duly adopted and recorded in the minutes of the Employer.

  (b)
  Discretionary Contributions.    The amount of the Employer's Discretionary Contribution shall be determined annually by the Board of Directors. The Discretionary Contribution may be fixed in terms of dollars, percentage of the Employer's net profits or a percentage of Participants' Compensation.

        An Employer Contribution may be made to this Plan without regard to the accumulated or current net profits of the Employer and to that extent, this Plan shall be a discretionary contribution plan.

        4.2    Participant Contributions.    Subject to the limitations in Section 4.3:

  (a)
  Each Participant shall direct the Employer to:

  (i)
  make Elective Contributions to the Plan on the Participant's behalf through regular payroll deductions, or otherwise in an amount authorized, equal to a percentage of the Participant's Compensation; or

  (ii)
  pay such amount directly to the Participant as regular cash Compensation.

    Such authorization of Elective Contributions shall be made to the Employer or its representative in the manner prescribed by the Employer The Employer shall, annually, determine the maximum amount of Elective Contributions that each Participant shall be eligible to contribute.

  (b)
  The Participant's authorization of Elective Contributions to the Plan shall continue in effect until changed or discontinued by the Participant. A Participant may change or discontinue Elective Contributions to the Plan in accordance with the following provisions:

  (i)
  A Participant may change the elected percentage of Elective Contributions prospectively during the Plan Year at such times as the Employer may determine in its sole discretion, but in no event less than once per Plan Year during the last 30 days of the Plan Year.

  (ii)
  A Participant may either discontinue or resume Elective Contributions prospectively at such times as the Employer may determine in its sole discretion and apply in a uniform and consistent manner, but in no event less than once per Plan Year during the last 30 days of the Plan Year, by giving authorization to discontinue or resume Elective Contributions to the Employer or its representative.

  (iii)
  An authorization to change, discontinue or resume Elective Contributions shall be made to the Employer or its representative in the manner prescribed by the Employer prior to the effective date of the change, discontinuance, or resumption, as the Employer may permit.

  (c)
  All Participants who are eligible to make Elective Contributions under this Plan and who have attained age 50 before the close of the Plan Year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Sections 402(g) and 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Section 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of the Code, as applicable, by reason of the making of such catch-up contributions.

  (d)
  Notwithstanding anything contained in this Section to the contrary, Elective Contributions will be suspended for any payroll period in which a Participant's Compensation is insufficient, after all statutory deductions and deductions authorized by the Participant or any other deductions made and required by operation of law, to permit deducting Elective Contributions for that pay period.

  (e)
  Notwithstanding any provision in this Plan to the contrary, salary reduction agreements and cancellations or amendments thereto, investment elections, changes or transfers, withdrawals decisions, and any other decision or election by a Participant (or Beneficiary) under this Plan may be accomplished by electronic or telephonic means, which includes but is not limited to the Internet, and which are not otherwise prohibited by law and which are in accordance with procedures and/or systems approved or arranged by the Employer or its delegates.

        Until such time as the Employer by written action and notice to Participants permits such contributions, no Participant shall be required or permitted to make Voluntary Contributions to the Plan.

        4.3    Limitation on Participant Elective Contributions.    Elective Contributions allocated to a Participant's account under this Plan or elective deferrals made pursuant to another agreement or arrangement for deferral of compensation (including a qualified cash or deferred arrangement described in Section 401(k) of the Code, any simplified employee pension cash or deferred arrangement described in Section 402(h)(1)(B) of the Code, any eligible deferred compensation plan under Section 457 of the Code, any plan described in Section 501(c)(18) of the Code, and any employer contributions on behalf of a Participant under Section 403(b) of the Code made pursuant to a salary reduction arrangement) made at the election of the Participant shall not exceed the amount specified under Section 402(g)(1) of the Code in any calendar year, as adjusted by the Secretary of the Treasury under Section 402(g)(5) of the Code, except to the extent permitted under Section 414(v) of the Code. The Participant shall notify the Employer in writing no later than March 1 of the year following the calendar year in which the Elective Contribution was made, specifying the amount of Excess Deferrals that will be required to be distributed because of participation in another cash or deferred arrangement; provided, however, that the Participant shall be deemed to have notified the Employer if the Excess Deferrals result from Elective Contributions solely to plans maintained by the Employer or an Affiliate. Notwithstanding any other provision in the Plan to the contrary, if this limit is exceeded, the Employer shall authorize the Trustee to distribute to the Participant the Excess Deferral in accordance with Section 8.7, no later than April 15 of the year following the calendar year in which such Excess Deferral was made. The Actual Deferral Percentage of the Highly Compensated Participants for the current Plan Year shall not exceed the greater of (a) or (b) as follows:

  (a)
  the Actual Deferral Percentage for all Non-Highly Compensated Participants for the current Plan Year times 1.25; or

  (b)
  the Actual Deferral Percentage for all Non-Highly Compensated Participants for the current Plan Year times 2.0; provided, however, that the Actual Deferral Percentage of the Highly Compensated Participants may not exceed the Actual Deferral Percentage for all Non-Highly Compensated Participants for the current Plan Year by more than 2 percentage points.

        The Employer may, during the Plan Year, adjust the Elective Contributions of Highly Compensated Participants in any manner it determines to prevent the Actual Deferral Percentage of Highly Compensated Participants from exceeding one of the above deferral percentage tests.

        4.4    Correction of Excess Contributions.    Notwithstanding any other provision in the Plan to the contrary, if the limitations of Section 4.3 are exceeded, the Employer may, after the end of the Plan Year, either distribute or, if the Plan permits Voluntary Contributions, recharacterize part of the Excess Contributions of Highly Compensated Participants in the manner described below as may be necessary to permit the Actual Deferral Percentage of Highly Compensated Participants to satisfy one of the above deferral percentage tests in Section 4.3. The amount to be so distributed or recharacterized in any Plan Year or taxable year under this Section shall be reduced by any amount previously distributed during that Plan Year or taxable year.

        Excess Contributions, together with income or losses determined in accordance with Section 8.7, shall, at the election of each Highly Compensated Participant, either be distributed to Highly Compensated Participants as cash Compensation within 2 1/2 months after the end of the Plan Year in which the Excess Contribution occurred (or, if more than 2 1/2 months after the end of such Plan Year, no later than the end of the following Plan Year, provided the Employer pays such excise taxes as may be required under Section 4979 of the Code) or, if the Plan permits Voluntary Contributions, treated as distributed to such Highly Compensated Participants, recontributed to the Plan, and recharacterized as taxable Voluntary Contributions within 2 1/2 months after the end of the Plan Year following the Plan Year in which the Excess Contribution occurs, provided that such recharacterization does not cause the Actual Contribution Percentage to exceed the contribution percentage test described in Section 4.5. Each such Highly Compensated Participant shall be informed in writing of the amount recharacterized and the tax effect thereof.

        The amount of Excess Contributions to be distributed to Highly Compensated Participants shall be equal to the amount required to reduce the Elective Contributions of Highly Compensated Participants in the order of their individual Actual Deferral Percentages, beginning with the Highly Compensated Participant with the highest individual Actual Deferral Percentage. Such Participant's Actual Deferral Percentage shall be deemed reduced until it equals the next highest Actual Deferral Percentage or one of the deferral percentage tests described above is satisfied, whichever occurs first. This process shall be repeated until one of such deferral percentage tests is satisfied. If the Plan permits Voluntary Contributions, recharacterized amounts shall remain nonforfeitable and shall be allocated to the Participant's Voluntary Contribution account. Notwithstanding the foregoing, recharacterized amounts shall be subject to the distribution requirements of Sections 8.6 and 17.4 applicable to Elective Contributions.

        The amount of Excess Contributions determined above shall be distributed on the basis of the amount of Elective Contributions made by, or on behalf of, each Highly Compensated Participant. Thus, Excess Contributions are deemed attributable first to the Highly Compensated Participant who has the greatest dollar amount of Elective Contributions to the Plan. Such Participant's Elective Contribution is reduced by the amount of the distribution until it equal the amount of Elective Contributions made by the Highly Compensated Participant with the next largest dollar amount of Elective Contributions, or until the amount of Excess Contributions determined above have been distributed. This process shall be repeated until all of the Excess Contributions determined above have been distributed.

        In lieu of the distribution or recharacterization described above, the Employer may make an additional fully vested and nonforfeitable Discretionary Contribution up to 12 months after the end of the Plan Year to be treated as an Elective Contribution to Non-Highly Compensated Participants, in the order of their Compensation, beginning with the Participant with the least Compensation; provided, however, that if a preceding Plan Year testing method is used such additional Discretionary Contribution must be allocated within the Plan Year and must actually be paid to the Trust no later than the end of the 12-month period following the end of the Plan Year to which the additional Discretionary Contribution relates. Such Participant shall receive a Discretionary Contribution equal to the amount needed to satisfy one of the above deferral percentage tests or the maximum amount which may be allocated to the Participant under Section 5.7, whichever is less. This process shall be repeated until the applicable test set forth above is satisfied. Any such Discretionary Contributions shall be consistent with Reg. § 1.401(k)-1(b)(5) and allocated to the Participant's Elective Contribution account and treated as an Elective Contribution for purposes of the distribution requirements of Sections 8.6 and 16.4 applicable to Elective Contributions; provided, however, that such Discretionary Contributions shall not be distributed in the event of hardship as described in Section 8.6.

        4.5    Limitation on Participant Voluntary and Employer Matching Contributions.    The Actual contribution Percentage of the Highly Compensated Participants for the current Plan Year shall not exceed the greater of (a) or (b) as follows:

    (a)
    the Actual Contribution Percentage for all Non-Highly Compensated Participants for the current Plan Year times 1.25; or

    (b)
    the Actual Contribution Percentage for all Non-Highly Compensated Participants for the current Plan Year times 2.0; provided, however, that the Actual Contribution Percentage of the Highly Compensated Participants for the current Plan Year may not exceed the Actual Contribution Percentage for all Non-Highly Compensated Participants for the current Plan Year by more than 2 percentage points.

        The Employer may, during the Plan Year, adjust the Voluntary Contributions of Highly Compensated Participants in any manner it determines to prevent the Actual Contribution Percentage of Highly Compensated Participants from exceeding one of the above percentage tests.

        4.6    Correction of Matching Contributions.    Notwithstanding any other provisions in the Plan to the contrary, if the limitation in Section 4.5 is exceeded, the Employer may distribute or forfeit Excess Aggregate Contributions of Highly Compensated Participants who are eligible in both the arrangement subject to Section 401(k) of the Code and the plan subject to Section 401(m) of the Code, in the manner described below as may be necessary to permit the Actual Contribution Percentage of Highly Compensated Participants to satisfy the contribution percentage tests described in Section 4.5.

        Excess Aggregate Contributions attributable first to Voluntary Contributions then to vested Matching Contributions, together with income and losses determined in accordance with Section 8.7, shall be distributed to Highly Compensated Participants as cash Compensation within 2 1/2 months after the end of the Plan Year in which the Excess Aggregate Contribution occurred (or, if more than 2 1/2 months after the end of such Plan Year, no later than the end of the following Plan Year, provided the Employer pays such excise taxes as may be required under Section 4979 of the Code). Nonvested Matching Contributions shall be forfeited only after Voluntary and vested Matching Contributions of a Participant have been distributed and shall be treated in the same manner as forfeitures under Section 7.4. In no event shall vested Matching Contributions be forfeited.

        The total amount of Excess Aggregate Contributions to be distributed to Highly Compensated Participants shall be equal to the amount required to reduce the respective contributions of Highly Compensated Participants in the order of their individual Actual Contribution Percentages, beginning with the Highly Compensated Participant with the highest individual Actual Contribution Percentage. Such Participant's Actual Contribution Percentage shall be deemed reduced until it equals the next highest Actual Contribution Percentage or one of the above contribution percentage tests is satisfied, whichever occurs first. This process shall be repeated until one of such contribution percentage tests is satisfied.

        The amount of Excess Aggregate Contributions determined above shall be distributed on the basis of the amount of Voluntary and Matching Contributions made by, or on behalf of, each Highly Compensated Participant, in the same manner provided for in Section 4.4.

        In lieu of the distribution or forfeiture described above, the Employer may make an additional fully vested and nonforfeitable Discretionary Contribution up to 12 months after the end of the preceding Plan Year to be treated as a Matching Contribution to Non-Highly Compensated Participants, in the order of their Compensation, beginning with the Participant with the least Compensation; provided, however, that if a preceding Plan Year testing method is used such additional Discretionary Contribution must be allocated within the Plan Year and must actually be paid to the Trust no later than the end of the 12-month period following the end of the Plan Year to which the additional contribution relates. If the Employer has elected to conduct the actual contribution tests above by using the Actual Contribution Percentage for Non-Highly Compensated Participants in the Plan Year, the Discretionary Contribution above may be made up to 12 months after the end of the Plan Year. Such Participant shall receive a Discretionary Contribution equal to the amount needed to satisfy one of the above contribution percentage tests or the maximum amount which may be allocated to the Participant under Section 5.7, whichever is less. This process shall be repeated until the applicable test set forth above is satisfied. Any such Discretionary Contributions shall be consistent with Reg. §1.401(m)-1(b)(5) and shall be allocated to the Participant's Elective Contribution account and treated as an Elective Contribution for purposes of the distribution requirements of Sections 8.6 and 17.4 applicable to Elective Contributions.

        4.7    Rollover Contributions and Trustee to Trustee Transfers.    Where an Employee has received, or will receive, a distribution from another eligible retirement plan which is exempt from taxation under the Code, the Employer may instruct the Trustee to accept the amount of said distribution:

  (a)
  as a Rollover Contribution to the Plan; or

  (b)
  as a Trustee to Trustee Transfer from the other eligible retirement plan.

        The Employer shall not direct the Trustee to accept a Rollover Contribution unless the Employer has reason to believe that, if the Trustee accepts the Rollover Contribution, the Employee will avoid taxation under the Code on the contribution and the Plan will not be required to make available to the Employee any optional form of benefit not currently available to the Employee under the Plan. A Rollover Contribution or Trustee to Trustee

Transfer may be accepted from an Employee or another eligible retirement plan before the Employee becomes a Participant.

        The Plan will accept Participant Rollover Contributions and/or direct rollovers of distributions as follows:

    (a)
    the Plan will accept a direct rollover of an Eligible Rollover Distribution from (1) a qualified plan described in section 401(a) or 403(a) of the Code, excluding after-tax employee contributions; (2) an annuity contract described in section 403(b) of the Code, excluding after-tax employee contributions; and (3) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

    (b)
    the Plan will accept a Participant contribution of an Eligible Rollover Distribution from (1) a qualified plan described in section 401(a) or 403(a) of the Code; (2) an annuity contract described in section 403(b) of the Code; and (3) an eligible plan under section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state.

        The Plan will not accept a Participant Rollover Contribution of the portion of a distribution from an individual retirement account or annuity described in section 408(a) or 408(b) of the Code that is eligible to be rolled over and would otherwise be includible in gross income; provided, however, the Plan may accept a "conduit" rollover contribution described in Section 408(d)(3) of the Code.

        Rollover Contributions, Trustee to Trustee Transfers and earnings and losses thereon may be segregated into a separate account for accounting purposes. Unless otherwise instructed in writing by the Employee, Rollover Contributions and Trustee to Trustee Transfers may also be segregated for investment purposes and invested so as to minimize the risk of loss. Rollover Contributions or Trustee to Trustee Transfers shall be subject to the same requirements of this Plan as are applicable to Employer Contributions to the Plan on behalf of the Participant.

        4.8    Transfer to Trustee.    All Participant Contributions made to the Plan shall be paid to the Trustee as soon as practicable after the amounts have been identified, but not less frequently than monthly. Employer Contributions for any Plan Year shall be paid to the Trustee within the time prescribed by law, including extensions of time, if any, for the filing of the Employer's federal income tax return for the taxable year. Employer Contributions allocated to satisfy the percentage tests of Sections 4.3 and 4.5 may be paid to the Trustee within 12 months following the end of such Plan Year. All Employer Contributions shall be subject to the following rules:

  (a)
  Employer Contributions made by a mistake of fact shall be returned to the Employer within one year after the contribution is paid, provided that the Employer discovers the mistake of fact and demands repayment within said year.

  (b)
  Employer Contributions to the Plan are conditioned upon initial qualification of the Plan under Section 401 of the Code provided, however, that the application for qualification is submitted within the time prescribed for filing the Employer's tax return, or such later date as the Secretary may prescribe and, if the Plan does not qualify, contributions made while the Plan did not so qualify shall be returned to the Employer within one year after the date of denial of initial qualification of the Plan.

  (c)
  Employer Contributions to the Plan are conditioned upon their current deductibility under Section 404 of the Code (unless otherwise specified by the Employer) and, to the extent that any contribution is not so deductible, it shall be returned to the Employer within one year after denial of the deduction.

        4.9    Reversion to Employer.    Subject to the provisions in Sections 4.8 and 5.7, principal or income of this Trust shall not be paid or revert to the Employer or be used for any purpose whatsoever other than the exclusive benefit of the Participants or their Beneficiaries.

ARTICLE 5

ALLOCATION OF CONTRIBUTIONS

        5.1    Certification of Contribution and Compensation.    The Employer shall advise the Trustee of the amount of Employer Contributions, if any, to the Trust for each Plan Year, and the amount of Participant Contributions, if any, to the Trust for each Plan Year.

        5.2    Separate Accounts.    The Employer shall create and maintain a separate account for each Participant and shall credit thereto the amount of Participant Contributions and Employer Contributions made to the Plan on behalf of the Participant, as applicable, as well as income and losses thereon. Within each Participant's account, separate records shall be maintained, as required, for allocations of Elective Contributions (including additional Discretionary Contributions allocated in accordance with Sections 4.4 and 4.6), Voluntary Contributions, Matching Contributions, Discretionary Contributions, Rollover Contributions, Trustee to Trustee Transfers, and income thereon.

        5.3    Participants Entitled to an Allocation of Employer Contributions.    The Employer Matching Contributions, if any pursuant to Section 4.1(a) of the Plan, and, except to the extent provided in Sections 4.4 and 4.6, Discretionary Contributions to the Plan for the Plan Year shall be allocated in accordance with Section 5.4 to the Matching Contribution and Discretionary Contribution accounts, as applicable, of those Participants to or for whom the Employer paid Compensation during the Plan Year and who satisfy one of the following conditions:

  (a)
  Participants employed by the Employer on the Anniversary Date who completed 1,000 or more Hours of Service for the Employer during the Plan Year (except as provided in Section 9.2);

  (b)
  Participants on an authorized leave of absence on the Anniversary Date who completed at least 1,000 Hours of Service during the Plan Year; and

  (c)
  Participants who died, retired on or after Normal Retirement Age or came under a Disability during the Plan Year and while in the employment of the Employer.

        Notwithstanding the foregoing, a Participant who is included in one or more of the classifications of Section 3.1(c) on the Anniversary Date shall not receive an allocation of the Employer Discretionary Contribution to the Plan for the Plan Year.

        To the extent necessary to satisfy Section 410 of the Code and regulations promulgated thereunder, the Employer shall make an additional allocation in accordance with Section 5.4 as follows:

  (1)
  first, to those Participants employed by the Employer on the Anniversary Date who failed to complete 1,000 Hours of Service during the Plan Year, beginning with the Participant with the greatest number of Hours of Service during such Plan Year;

  (2)
  next, to those Participants who had a Termination of Employment during the Plan Year other than for death, Disability, or retirement, beginning with the Participant with the fewest number of Hours of Service during such Plan Year.

If two or more Participants satisfy the criteria under either (1) or (2) above with the same number of Hours of Service, then all such Participants with the same number of Hours of Service shall receive an allocation.

        The foregoing corrective allocations shall not result in a reduced benefit accrual to any Participant and shall be effective for all purposes of the Plan and adopted and implemented on or before the 15th day of the tenth month after the close of the Plan Year in order to be taken into account for the preceding Plan Year.

        5.4    Method of Allocation of Contributions.    The allocation of Participant Contributions and Employer Matching Contributions, if any, shall take place as soon as administratively feasible after such amounts are contributed to the Plan and such contributions shall be allocated in accordance with the provisions of Sections 4.1 and 4.2 of the Plan to Participants' Elective Contribution, Voluntary Contribution, and Matching Contribution accounts, as applicable.

        Except as provided in Sections 4.4 and 4.6, the Employer's Discretionary Contribution shall be allocated to the Discretionary Contribution account of each Participant eligible under the preceding Section, in the proportion equal to the ratio that the Compensation of that Participant during the Plan Year bears to the aggregate Compensation of all eligible Participants during the Plan Year. Compensation earned by an individual before becoming a Participant shall not be considered. Any additional Discretionary Contribution allocated to a Participant to satisfy the percentage tests of Sections 4.3 and 4.5 shall not be taken into account in making the allocation described above.

        If, after the Employer Contribution for a Plan Year has been made and allocated, it should appear that, through a mistake of fact, a Participant or Employee received an incorrect allocation, the Employer may make such adjustments or additional contributions as may be necessary to correct such mistake.

        5.5    Allocation Does Not Vest.    The fact that an allocation has been made as hereinbefore provided will not of itself operate to vest in a Participant any right, title or interest in the Trust. Vesting will be accomplished only at the times and on the contingencies hereinafter set forth.

        5.6    Valuation of Participant Accounts.    As of each Valuation Date, but no less frequently than each Anniversary Date, the Employer shall take the following steps to determine the value of each Participant's account:

  (a)
  charge the account of each Participant who has received a distribution since the last Valuation Date with any such distribution;

  (b)
  obtain from the Trustee the fair market value of the assets of the Trust Fund as of the Valuation Date;

  (c)
  allocate the earnings and losses obtained in (b) above to each Participant's account in either the ratio that such account balance bears to all account balances or, if a share or unit accounting method is used, actual earnings and losses attributable to such shares or units held in each Participant's account;

  (d)
  allocate the Employer Contribution actually made to the Trust since the last Valuation Date to the Participant accounts in the manner provided in this Article and add any Participant Contributions made by a Participant since the last Valuation Date to the Participant Contribution account;

  (e)
  allocate all amounts repaid by Participants who have been granted loans from the Plan to the account of the Participant making such loan repayment.

In the case of Employer Securities listed on a national exchange, value shall be determined as the market price for the period immediately preceding the date the Employer Securities are acquired by the ESOP. If an accrual or balance-forward method of Participant accounting is used, the Employer may, on a uniform and consistent basis, allocate to the accounts of Participants all or a portion of Participant and Employer Contributions made to the Trust as of the last Valuation Date and add such amount to the amount obtained under (a) above and add the remaining balance of such contributions (if any) to Participant accounts under step (d) above to provide for an apportionment of earnings and losses on such contributions during such period.

        Notwithstanding the foregoing, the performance of any or all of the preceding functions may be delegated to the Trustee or other delegate if the Employer and such delegate agree.

        5.7    Limitations on Allocations.    Notwithstanding anything contained herein to the contrary, the total Annual Addition made to the account of a Participant under this Plan or any other defined contribution plan maintained by the Employer or any Affiliate for any Limitation Year shall not exceed the lesser of 100% of the Participant's Net Compensation for the Limitation Year or $40,000 (as adjusted under Section 415(d) of the Code). The 100% limitation shall not apply to any contribution for medical benefits under Section 419(f)(2) of the Code after separation from service or any amounts otherwise treated as an Annual Addition under Section 415(1) of the Code. If a Limitation Year consists of less than 12 months, the maximum Annual Addition shall not exceed the amounts listed above multiplied by the following fraction:

number of months in short Limitation Year
12

        If there remains an amount of Employer Contributions resulting from a reasonable error in computing estimated or actual Participant Net Compensation, a reasonable error in determining the amount of Elective or Voluntary Contributions, or from forfeitures which cannot be allocated to the account of a Participant without exceeding the permissible Annual Addition to that Participant's account for the Limitation Year, the Employer shall return first any Voluntary Contributions and then any Elective Contributions made by the Participant for the Plan Year (and any earnings thereon), if any, to reduce the excess amount. Any Voluntary and Elective Contributions refunded for the Limitation Year shall not be included in the calculation of elective deferrals, the Actual Deferral Percentage or the Actual Contribution Percentage for that year. Thereafter, the Employer shall place any balance remaining in a suspense account for allocation in the next Limitation Year (and succeeding Limitation Years, if necessary) in accordance with the requirements of Section 415 of the Code and the regulations promulgated thereunder. Until the entire suspense account has been allocated, the following rules shall apply:

  (a)
  The amounts in the suspense account shall be used to reduce Employer Contributions for the Limitation Year and shall be allocated to the accounts of all Participants before any Employer Contributions may be made to the Plan for the Limitation Year provided that such allocation does not exceed the permissible Annual Additions for such Participant or Participants.

  (b)
  Amounts in the suspense account shall be allocated as of each succeeding Anniversary Date in the same manner as Employer Contributions are or would be allocated on that date until the entire suspense account has been exhausted.

  (c)
  The suspense account shall not share in the gains or losses in the value of the assets of the Trust Fund during the Plan Year.

  (d)
  Nothing in Section 4.9 or anything else herein to the contrary withstanding, if any amount remains in the suspense account upon the termination of the Plan and Trust, the balance shall revert to the Employer.

        Notwithstanding the foregoing, if the Employer also maintains one or more money purchase pension plans or other defined contribution plans, the contributions and allocations under this Plan shall be reduced to prevent an excess Annual Addition under Section 415 of the Code. The Employer shall advise affected Participants of any additional limitation of their Annual Additions required by the preceding sentence.

        If reducing contributions and allocations under this Plan to prevent an excess Annual Addition under Section 415 of the Code conflicts with provisions of any other plan or plans of the Employer, the provisions of such other plan or plans shall govern.

ARTICLE 6

INVESTMENT OF CONTRIBUTIONS

        6.1    Investment Powers.    Except as otherwise provided in this Article, the Trustee shall have the exclusive authority and discretion to invest and reinvest the income of the Trust in real and personal property of any kind, including the commingled common funds of any corporate trustee, and "qualifying employer securities" and/or "qualifying employer real property," as defined in Section 407(d) of the Employee Retirement Income Security Act. The Trustee shall not be limited by the laws of any state proscribing or limiting the investment of trust funds by trustees, either as to types of investments or as to diversification of investments.

        6.2    Employer Directed Investments.    Except as otherwise provided in this Article, the Employer may instruct the Trustee as to investments (including the acquisition, sale or retention of specific assets), disbursements or any other matter which comes within the powers granted to the Trustee under this Plan. When the Employer does instruct the Trustee, the Trustee shall have no responsibility or accountability for making any investment, for retaining any investment, for making any disbursement or for doing any other act directed by the Employer other than to comply with the instructions of the Employer. The Trustee may rely upon any instruction from the Employer given to it in writing and shall be under no duty to inquire as to the action taken.

        6.3    Appointment of Investment Manager.    The Employer may appoint one or more parties that are investment managers as defined in the Employee Retirement Income Security Act of 1974, as amended, to have power to manage, acquire, or dispose of all or part of the Trust Fund. The appointment of any such investment manager and investment of the Trust Fund pursuant to such appointment shall be subject to the following:

  (a)
  Written notice of each such appointment shall be given to the Trustee a reasonable time in advance of the date that the investment manager first exercises the power granted to it. Such notice shall state what portion of the Trust Fund is to be invested by the manager and shall direct the Trustee to segregate such portion of the Trust Fund into a separate account for such investment manager.

  (b)
  The Trustee shall not act on any direction or instruction of the investment manager until the Trustee has been furnished with an acknowledgment in writing by the investment manager that it is a fiduciary with respect to the Plan.

  (c)
  There shall be a written agreement between the Employer and each investment manager. The Trustee shall receive a copy of each agreement and all amendments thereto and shall give written acknowledgment of receipt of same.

        6.4    Participant Directed Investments.    The Employer may permit Plan Participants to direct the Trustee, in the manner prescribed by the Employer, to invest all or a portion of their accounts and allocated contributions in one or any combination of the investment funds selected by the Employer, or individual investments permitted by the Employer. To the extent so invested, and to the extent the investment procedures adopted by the Employer comply with Section 404(c) of the Employee Retirement Income Security Act of 1974, as amended, the Employer and the Trustee are relieved of certain fiduciary responsibilities regarding the investment of these Plan assets. The portion directed to any fund must be in a minimum percentage of the Participant's accounts and allocated

Contributions as designated by the Employer from time to time on a uniform and nondiscriminatory basis. To the extent a Participant directs a portion of the Participant's account, including future contributions to the Plan, to be invested in Employer Securities, such assets shall be transferred to the ESOP for investment in Employer Securities and while held in the ESOP, shall be governed by the provisions of Article 9.

        An investment election made by a Participant shall continue in effect until changed by the Participant. If a Participant fails to make an effective investment election, the Trustee shall invest such Participant's account pending an effective election by the Participant. A change in investment may, but need not, be effective for the Participant's future contributions, then existing account balances or both.

        6.5    Participant Loan Program.    The Employer shall establish and administer a Participant loan program under which Participants may apply to the Employer or its duly authorized delegate for loans from their accounts in the Plan. Any application for a new loan, or for the modification or renewal of an existing loan, which is granted or denied by the Employer or its duly authorized delegate shall be subject to the requirements of the Participant loan program as described in Appendix A.

ARTICLE 7

VESTING

        7.1    Vesting of Participant and Employer Matching Contributions.    A Participant shall have a fully vested and nonforfeitable interest in Participant Contributions allocated to the Participant's Elective Contribution and Voluntary Contribution accounts (including additional Discretionary Contributions allocated in accordance with Sections 4.4 and 4.6), to Matching Contributions allocated to the Participant's Matching Contribution account, to Rollover Contributions and Trustee to Trustee Transfers accounts, and to accounts of active Employees transferred to the Plan in connection with the merger of another qualified plan into the Plan, and earnings thereon, at all times. In addition, a Participant shall have a fully vested and nonforfeitable interest in any dividends on Employer Securities allocated to the Participant's account in the ESOP that are received by the ESOP after March 31, 2003.

        7.2    Vesting of Employer Discretionary Contributions.

  (a)
  A Participant shall have a fully vested and nonforfeitable interest in Employer Contributions allocated to the Participant's Discretionary Contribution account, and earnings thereon, upon the occurrence of any one of the following events:

  (i)
  attainment of the Participant's Normal Retirement Age prior to or during employment with the Employer;

  (ii)
  Disability of the Participant occurring during employment with the Employer;

  (iii)
  death of the Participant occurring during employment with the Employer;

  (iv)
  termination or partial termination of the Plan or the Trust if the Participant's rights or benefits under the Plan or Trust are affected by said termination or partial termination; or

  (v)
  complete discontinuance of Employer Contributions to the Plan.

  (b)
  In addition to the rights under (a) above, a Participant shall have a vested and nonforfeitable interest in Employer Contributions (other than additional Discretionary Contributions allocated under Sections 4.4 and 4.6) allocated to the Participant's Discretionary Contribution account, and earnings thereon, based on the Participant's Years of Service as determined in Section 7.3 in accordance with the following schedule:

Participant's Years of Service	Vested and Nonforfeitable Percentage
Less than 1 year	0%
1 year but less than 2 years	10%
2 years but less than 3 years	20%
3 years but less than 4 years	40%
4 years but less than 5 years	60%
5 years but less than 6 years	80%
6 or more years	100%
  (c)
  Notwithstanding the vesting schedule set forth under (b) above, a Participant's vested and nonforfeitable interest in Employer Contributions allocated to the Participant's Discretionary Contribution account and earnings thereon shall not be less than the vested and nonforfeitable interest attained by that Participant immediately prior to the later of the date of adoption or the effective date of any amendment to the vesting schedule under this Plan, and any such amendment shall apply only to Participants who are credited with an Hour of Service on or after the date on which such amendment becomes effective. In addition, a Participant's vested and nonforfeitable interest shall not be reduced if the Plan becomes Top Heavy and later ceases to be Top Heavy.

  Each Participant with at least 3 Years of Service with the Employer may elect, within a reasonable period after the adoption of the amendment or change, to have the Participant's vested and nonforfeitable interest in such contributions computed under the Plan without regard to such change. The period during which the election may be made shall commence with the date the change is deemed to be made and shall end 60 days after the latest of:

  (i)
  the date the amendment is adopted;

  (ii)
  the date the amendment becomes effective; or

  (iii)
  the date the Participant is issued written notice of the change by the Employer.

        7.3    Determination of Years of Service.    An Employee shall be credited with one Year of Service for purposes of the preceding Section for each Plan Year during which the Employee performs 1,000 or more Hours of Service for the Employer and any Affiliate, in accordance with the following rules:

  (a)
  An Employee's Years of Service prior to and after the Effective Date shall be counted.

  (b)
  An Employee's Years of Service prior to and after the Plan Year in which the Employee attained age 18 shall be counted.

  (c)
  An Employee's Years of Service performed after 5 consecutive one-year Breaks in Service shall not be considered in computing the vested and nonforfeitable percentage of the Employee's account attributable to Employer Contributions made before the Employee's initial Break in Service.

  (d)
  In the case of a nonvested Participant who has incurred a Break in Service, and subsequently performs Years of Service for the Employer, such a Participant's Years of Service with the Employer prior to the Break in Service shall be considered in computing the vested and nonforfeitable percentage of the Participant's account attributable to Employer Contributions made after the Break in Service unless the Participant's consecutive one-year Breaks in Service equal or exceed the greater of 5 or the aggregate number of the Participant's Years of Service preceding the initial Break in Service. If any Years of Service are not required to be taken into account by reason of Breaks in Service under the preceding sentences, such Years of Service shall not be taken into account thereafter.

  (e)
  A Leased Employee shall be credited with Years of Service for vesting beginning on the date the Leased Employee first performed services for the Employer even though such individual is not eligible to participate in the Plan.

  (f)
  If the Employer maintains the Plan for a predecessor employer, service with such employer will be treated as service for the Employer.

  (g)
  Except the extent set forth on an addendum attached hereto, the Plan shall also take into account service with any Acquired Bank as defined in Section 15.2.

        7.4    Forfeitures and Restoration of Nonvested Amounts.    The nonvested portion of a Participant's account attributable to Employer Discretionary Contributions shall be considered a forfeiture as of the end of the Plan Year in which the Participant incurs 5 consecutive one-year Breaks in Service, or upon an actual or deemed distribution of benefits under Section 8.5, if earlier. Such forfeitures shall be allocated as of the Anniversary Date of the Plan Year in which the forfeiture occurs or as of a subsequent Anniversary Date. The forfeited amounts shall be used to reduce the Employer Matching Contribution for such Plan Year or subsequent Plan Year for allocation among Participants pursuant to Section 5.4.

        If a Participant receives a distribution pursuant to Section 8.5 which is less than the value of the Participant's account balance derived from Employer Contributions (including any additional Discretionary Contributions allocated under Sections 4.4 and 4.6) and resumes employment covered under this Plan, the Participant's account balance derived from Employer Contributions will be restored to the amount on the date of distribution, without interest, if the Participant repays to the Plan the full amount of the distribution on or before the earlier of the following dates:

  (a)
  the date by which the Participant incurs 5 consecutive one-year Breaks in Service following the date of distribution; or

  (b)
  the date which is 5 years after the first date on which the Participant is subsequently reemployed.

        If the amount to be restored to the Participant's account under the preceding sentence has been previously used to reduce the Employer Contribution for any Plan Year, as provided in this Section, such amount shall be obtained, first, from other forfeitures, and next, from an additional Employer Contribution. Any distribution to the Participant of the restored Employer Contribution shall be made in accordance with the formula in Section 8.6.

ARTICLE 8

PAYMENTS OF BENEFITS

        8.1    Notice.    The Employer shall furnish each Participant or Beneficiary with a written statement of the terms, conditions and forms of payment from the Trust available within a reasonable period prior to the commencement of payment of the Participant's Beneficial Interest under Section 8.5.

        8.2    Amount of Benefits and Valuation.    Benefits under the Plan shall be paid solely from the Trust Fund and the amount payable to a Participant shall equal the fair market value of the vested portion of the Participant's account as of the Valuation Date described in Section 8.5.

        All distributions required under this Article shall be determined and made in accordance with Section 401(a)(9) of the Code and regulations promulgated thereunder, as described in Article 20.

        8.3    Modes of Payment.    Except as provided in Section 8.10, distribution of a Participant's account shall be made to a Participant under one of the following modes of settlement which shall be selected by the Participant, or the Participant's designated Beneficiary if the Participant dies before commencement of benefits:

  (a)
  By payment in a single lump sum.

  (b)
  By payment in the form of annual or more frequent installments as may be conveniently determined, but in no event less than the minimum distribution required under Section 401(a)(9) of the Code. Installments shall be payable over a period that does not exceed the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's Beneficiary, subject to the Employer setting limitations on the number of years over which benefits may be paid in the event installments would be less than $100 per month.

        In all events, the amount of each distribution shall not be less than the amount required to be distributed under Article 20.

        Notwithstanding any provision of the Plan to the contrary, a Distributee may elect, at the time and in the manner prescribed by the Employer, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

        If distribution of the Participant's Beneficial Interest has commenced and the Participant dies before the entire interest has been distributed, the remaining portion of such interest shall be distributed at least as rapidly as under the method of distribution in effect at the date of the Participant's death.

        If a benefit cannot be paid because a Participant or Beneficiary cannot be found, such benefit shall be forfeited and allocated in accordance with Section 7.4. Such amount shall be restored, without interest, and shall be paid if a claim is later made by the Participant or Beneficiary.

        The decision of the Participant as to the mode of settlement shall be final and the Employer shall not be liable to the recipient (or to any heir, Beneficiary, or representative of the Participant, or of the recipient if other than the Participant) for such decision notwithstanding the fact that another mode of settlement would have resulted in a greater benefit.

        8.4    Medium of Payment.    Any payment of benefits from the Plan to a Participant or the Participant's Beneficiary shall be made in cash, except that, with the consent of the Participant or the Participant's Beneficiary, such a payment may be in the form of other property upon termination of the Plan and Trust. Notwithstanding the foregoing, a Distributee whose account is invested in Qualifying Employer Securities may elect to receive an in-kind distribution of such Qualifying Employer Securities.

        8.5    Time for Payment.    Except as otherwise set forth below and as provided in Section 8.6, the Employer shall authorize the payment of benefits from the Plan to a Distributee to be made or begin as soon as administratively feasible following the Employer's receipt of the Distributee's distribution request. The determination and distribution of benefit shall be made as of the first Valuation Date next following the Participant's Termination of Employment, or as of such later Valuation Date as elected by the Distributee. Distribution shall not be made, however, as of a Valuation Date that is earlier than the date the Employer receives the Distributee's distribution request.

        Notwithstanding the foregoing, a Participant may elect to have the Qualifying Employer Securities held in the Participant's account distributed as follows:

  (a)
  If the Termination of Employment is by reason of the attainment of Normal Retirement Age, death, or Disability, such distributions will begin not later than one year after the end of the Plan Year in which such Termination of Employment occurs.

  (b)
  If the Termination of Employment is by reason other than the attainment of Normal Retirement Age, death, or Disability, and if the Participant is not reemployed by the Employer at the end of the fifth Plan Year following the Plan Year in which the Termination of Employment occurs, such distribution will begin not later than one year after the end of such fifth Plan Year. If the Participant is reemployed by the Employer as of the last day of the fifth Plan Year following the Plan Year of such Termination of Employment no distribution shall be made or begin except as otherwise provided in the Plan.

  (c)
  In no event shall the distribution period exceed the life expectancy of the Participant or the joint life expectancy of the Participant and the Participant's spouse.

        Unless the Participant elects a later commencement date, no payment of benefits shall be made or begin later than 60 days after the close of the Plan Year in which the latest of the following events occurs:

  (a)
  the Participant's Normal Retirement Age; or

  (b)
  the Participant's Termination of Employment with the Employer.

        In no event shall the distribution be made or begin later than the Participant's Required Beginning Date.

        If a Participant has a Termination of Employment, and the value of the Participant's vested account balance (including both Participant and Employer Contributions) is not greater than $5,000, the Employer shall authorize the distribution of the vested portion of such account balance prior to the Participant's attainment of age 62 or Normal Retirement Age, whichever is later, without the consent of the Participant. A Participant with an Employer Contribution account that is 0% vested shall be deemed to have received a distribution under this paragraph upon Termination of Employment.

        If a Participant has a Termination of Employment, and the value of the Participant's vested account balance (including both Participant and Employer Contributions) exceeds $5,000, the Employer shall authorize the distribution of the vested portion of such account balance prior to the Participant's attainment of age 62 or Normal Retirement Age, whichever is later, only with the written consent of the Participant, and when required, the Participant's spouse. Notwithstanding the foregoing, the value of a Participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to Rollover Contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. Prior to receiving the Participant's consent, the Employer shall notify the Participant and the Participant's spouse, if required, of the right to defer any distribution and of the optional forms of benefit available under the Plan. Such notification shall be furnished not less than 30 days nor more than 90 days prior to the day on which a distribution is made or first begins. No distribution shall be made until 30 days after such notice is given unless the Participant and the Participant's spouse, if required, consent to an earlier distribution.

        8.6    Distributions During Employment.    A Participant may, upon written notice the Employer, withdraw part or all of the Participant's Voluntary Contributions, plus income thereon (excluding any Elective Contributions recharacterized as Voluntary Contributions under Section 4.3 and income thereon), as soon as administratively feasible following such notice. If a separate account is maintained for Voluntary Contributions made prior to January 1, 1987, the Participant may request a withdrawal to be made first from Voluntary Contributions and then income thereon. If the Voluntary Contributions are invested in more than one investment subfund the amount withdrawn shall be charged to each such investment subfund pro-rata. The above rules shall apply unless otherwise directed by the Employer.

        A Participant who has attained age 59 1/2 may, upon notice to the Employer withdraw part or all of the Participant's Beneficial Interest in the Plan as soon as administratively feasible following the Valuation Date occurring after receipt by the Employer of such notice. Such withdrawal shall not affect the Participant's continued participation in the Plan.

        In the event the Plan is terminated, and provided there is no successor plan or merger or consolidation of this Plan with another plan, the Employer may, in its discretion, permit the Participant to take a distribution of the Participant's Beneficial Interest in the Plan as soon as administratively feasible following the termination of the Trust. Such distribution, if permitted by the Employer, shall be subject to the requirements of Section 17.4 of this Plan.

        To the extent elected by the Participant in accordance with Section 9.3, dividends on Employer Securities held in the ESOP shall be paid to the Participant either directly by the Employer or, if paid to the Plan, distributed by the Trustee to the Participant.

        The Employer shall authorize distribution to a Participant of Elective Contributions (excluding income for Plan Years beginning after July 1, 1989 on such Contributions, any additional Discretionary Contributions allocated to the Participant's Elective Contribution account under Section 4.3, Elective Contributions recharacterized as Voluntary Contributions under such Section and income thereon), prior to Termination of Employment on account of the Participant's hardship in accordance with the following provisions:

  (a)
  The Participant shall make a request for such distribution to the Employer in the manner prescribed by the Employer stating the amount of the requested hardship distribution.

  (b)
  Upon receipt of the Participant's request, the Employer shall determine in accordance with a uniform, nondiscriminatory policy and based on all the relevant facts and circumstances, whether the distribution is:

  (i)
  on account of an immediate and heavy financial need of the Participant, as defined in (c) below; and

  (ii)
  necessary to satisfy such financial need.

  The amount necessary to meet the hardship may include the amount necessary to pay income taxes and penalties reasonably anticipated to result from the distribution. The determination by the Employer as to the existence of a hardship and the amount of money, if any, necessary to meet the hardship shall be in its sole discretion and shall be final, subject to the claims procedure provisions of Article 10.

  (c)
  "Immediate and heavy financial need" shall be determined to exist in a situation in which the Participant is in immediate need of money in order to meet an unusual or special situation in the Participant's financial affairs on account of:

  (i)
  expenses incurred or necessary for medical care described in Section 213(d) of the Code for the Participant, the Participant's spouse, or the Participant's dependents;

  (ii)
  purchase (excluding mortgage payments) of a principal residence for the Participant;

  (iii)
  payment of tuition and related educational fees for the next 12 months of post-secondary education for the Participant, the Participant's spouse, or the Participant's dependents;

  (iv)
  the need to prevent the eviction of the Participant from the Participant's principal residence or foreclosure on the mortgage of the Participant's principal residence;

  (v)
  such other immediate and heavy financial need which the Employer reasonably determines is not inconsistent with Section 401(k) of the Code and any regulations and rulings promulgated thereunder.

  (d)
  A distribution will be necessary to satisfy an immediate and heavy financial need of the Participant if the Employer reasonably relies upon the Participant's representation that the need cannot be relieved:

  (i)
  through reimbursement by insurance or otherwise;

  (ii)
  by reasonable liquidation of the Participant's assets to the extent such liquidation would not itself cause an immediate and heavy financial need. A Participant's assets shall include the assets of a Participant's spouse and children to the extent not held in an irrevocable trust or under the Uniform Gift to Minors Act;

  (iii)
  by cessation of Elective Contributions or Voluntary Contributions;

  (iv)
  by other distributions and all nontaxable loans currently available to the Participant under the Plan, any other plan or from commercial sources on reasonable commercial terms;

  (e)
  If the Participant is denied a distribution on the grounds the requirements of subsection (d) are not satisfied, a distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if:

  (i)
  the distribution is not in excess of the amount of the immediate and heavy financial need of the Participant;

  (ii)
  the Participant has obtained all distributions, other than hardship distributions, and all nontaxable loans currently available under all plans maintained by the Employer and any dividends on Employer Securities that are currently available to the Participant will be paid to the Participant in cash; and

  (iii)
  the Participant is ineligible to make Participant Contributions to any plan maintained by the Employer for 6 months after receipt of the hardship distribution.

        If the Elective Contributions are invested in more than one investment subfund the amount withdrawn shall be charged to each such investment subfund pro-rata. The above rules shall apply unless otherwise directed by the Employer.

        For all in-service withdrawals other than the withdrawals of Voluntary Contributions and hardship distributions of Elective Contributions described above, in-service withdrawals shall be taken from and charged to the Participant's Account in the following sequence:

        Elective Contributions;

        Rollover Contributions;

        Rollover Contributions or Trustee to Trustee Transfers from plans merged into this Plan;

        Employer Contributions;

All distributions shall be taken pro rata from such investment subfunds.

        If a Participant who has received a distribution under this Section attributable to Employer Contributions again becomes eligible to receive a distribution attributable to Employer Contributions before the Participant is fully vested, the vested percentage of the Participant's account upon a subsequent distribution shall be an amount "X" determined under the formula: X=P(AB+D)-D. For purposes of applying the formula, P is the Participant's vested percentage as of the time the formula is being applied; AB is the balance of the account attributable to Employer Contributions at that time; and D is the amount of Employer Contributions previously distributed to the Participant. The Employer shall maintain the records necessary to apply such formula.

        Notwithstanding any other provision of Section 8.6 to the contrary, no portion of a Participant's Beneficial Interest attributable to assets (including post-transfer earnings thereon) and liabilities that are transferred, within the meaning of Section 414(l) of the Code, to this Plan from a money purchase pension plan (other than any portion of those assets and liabilities attributable to voluntary employee contributions) may be distributed prior to the Participant's attainment of Normal Retirement Age, death, Disability, Termination of Employment, or termination of the Plan.

        8.7    Corrective Distributions.    Notwithstanding any other provision of the Plan to the contrary, the Employer shall distribute the following amounts to a Participant to whose account there have been allocated Excess Deferrals, Excess Contributions or Excess Aggregate Contributions:

  (a)
  Excess Deferrals (less any Excess Contribution attributable to that year previously recharacterized or distributed), together with income or losses thereon, shall be distributed to those Participants no later than April 15 of the calendar year following the calendar year in which such Excess Deferrals were made.

  (b)
  Excess Contributions not recharacterized (less any Excess Deferrals attributable to that year previously distributed), together with income or losses thereon, shall be distributed to those Participants affected no later than the end of the Plan Year following the Plan Year in which such Elective Contributions were made.

  (c)
  Excess Aggregate Contributions, together with income or losses thereon, shall be distributed to those Participants affected within the Plan Year following the Plan Year in which such Excess Aggregate Contributions were made.

No Participant or spousal consent shall be required as a condition for such distribution.

        Income and losses on such excess to be distributed may be determined by multiplying the income or loss allocable to the Participant Contribution or Matching Contribution account, as applicable, for the taxable year by a fraction, the numerator of which is the amount of the respective excess for such taxable year, and the denominator of which is the sum of the Participant Contribution and Matching Contribution accounts as of the first day of such taxable year. In determining income and losses allocated to Excess Deferrals, the taxable year shall be the calendar year; in all other cases, the taxable year shall be the Plan Year. The Employer may, but is not required to, determine earnings and losses for the period between the end of such taxable year and the date of distribution. If the Employer so elects, earnings and losses on such excess to be distributed may also be determined for the period between the end of such taxable year and the date of distribution by multiplying 10% of the income or loss attributable to such excess during the taxable year to which such excess relates by the number of calendar months that have elapsed since the last day of the taxable year to which such excess relates. A distribution occurring before the 15th of any month shall be deemed to be made on the last day of the preceding month, and after the 15th day of any month shall be deemed to be made on the last day of that month. The Employer may, in lieu of the foregoing formula, use any reasonable method in a consistent and nondiscriminatory manner, to determine income or losses allocable to the respective excess for the taxable year and the gap period.

        8.8    Death of a Participant Before Commencement of Benefits.    If a Participant dies before the distribution of the Participant's Beneficial Interest has commenced, the entire interest shall be distributed within 5 years after the Participant's death, subject to the following exceptions:

  (a)
  If any portion of the Participant's Beneficial Interest is payable to the Participant's designated Beneficiary, and the benefits are payable over the life of the Beneficiary (or over a period not exceeding the life expectancy of the Beneficiary), then the 5-year payout requirement shall not apply if the distribution commences within one year of the Participant's death (or such later date as permitted by regulation).

  (b)
  If the Participant's spouse is the Participant's designated Beneficiary, the date the distribution is required to begin under (a) above shall not be earlier than December 31 of the year in which the Participant would have attained age 70 1/2. If the spouse dies before payments begin, subsequent distribution shall be made as if the spouse had been the Participant. Notwithstanding the foregoing, a Participant's spouse may request a distribution immediately upon the death of the Participant.

        8.9    Facility of Payment.    In case of incompetency of a Participant or Beneficiary entitled to receive any distribution under the Plan, and if the Trustee shall be advised of the existence of such condition, the Trustee shall direct distribution to any one of the following:

  (a)
  to the duly appointed guardian, conservator, or other legal representative of such Participant or Beneficiary; or

  (b)
  to a person or institution entrusted with the care or maintenance of the incompetent Participant or Beneficiary, provided such person or institution has satisfied the Trustee that the payment will be used for the best interest and to assist in the care of such Participant or Beneficiary and; provided further, that no prior claim for said payment has been made by a duly appointed guardian, conservator, or other legal representative of such Participant or Beneficiary.

Any payment made in accordance with the foregoing provisions of this Section shall constitute a complete discharge of any liability or obligation of the Employee, the Trustee, and the Trust Fund.

        8.10    Payments for a Participant Whose Account Contains Pension Plan Transfers.    The provisions of this Section shall govern payment of the Participant's entire Beneficial Interest in the Plan, other than that portion, if any, held in the ESOP, to a Participant whose account contains Pension Plan Transfers, as defined below. If a separate accounting of Pension Plan Transfers is maintained in accordance with paragraph (b) below, however, the provisions of this Section shall apply only to that portion of the Participant's account consisting of Pension Plan Transfers and income thereon.

  (a)
  Definitions.
  (i)
  "Pension Plan Transfers" shall mean Trustee to Trustee Transfers to this Plan of contributions, and income thereon, which were held for the benefit of a Participant in a pension plan or any other plan, including a profit sharing plan, requiring payment of benefits to such Participant in the form of a Qualified Joint and Survivor Annuity and a Qualified Preretirement Survivor Annuity. A Rollover Contribution (including a Direct Rollover pursuant to Section 8.3 or an elective transfer pursuant to Section 411(d) of the Code and the regulations promulgated thereunder) shall not be a Pension Plan Transfer.

  Pension Plan Transfers shall not include those Trustee to Trustee Transfers from plans that were not subject to the survivor annuity requirements of Code Sections 401(a)(11) and 417. Section 8.3, and not this Section 8.10, shall apply to the entire Beneficial Interest of a Participant whose account contains amounts were formerly classified as Pension Plan Transfers under this Section (or would have been so classified), provided that the application of this paragraph is not earlier than the 90th day after the date Participants have been furnished a summary that reflects the rule and satisfies the requirements of 29 CFR 2520.104b-3 for pension plans.

  (ii)
  "Qualified Joint and Survivor Annuity" shall mean, for a Participant who has a spouse at the time of commencement of benefits, an annuity for the life of the Participant with a survivor annuity for the life of the Participant's spouse which is equal to 50% of the periodic amount payable during the joint lives of the Participant and the Participant's spouse, and which can be purchased with the vested portion of the Participant's Beneficial Interest in the Plan. A Qualified Joint and Survivor

      Annuity for an unmarried Participant shall mean an annuity for the life of such Participant and which can be purchased with the vested portion of the Participant's Beneficial Interest in the Plan.

    (iii)
    "Qualified Preretirement Survivor Annuity" shall mean an annuity for the life of the Participant's surviving spouse, purchased with 50% (or such greater amount as such spouse is entitled to receive pursuant to the Participant's beneficiary designation under Section 3.2) of the vested portion of the Participant's Beneficial Interest as of the date of the Participant's death. The Participant's Beneficial Interest shall include the cash value of life insurance policies held in the Participant's account as of the date of death or the death benefits payable under such policies, whichever is greater.

  (b)
  Separate Accounting. The Trustee may separately account for Pension Plan Transfers from any other benefits in a Participant's account. Gains, losses, withdrawals, contributions, forfeitures and other credits and charges shall be allocated on a reasonable and consistent basis between Pension Plan Transfers and all other benefits.

  (c)
  Notice. The Employer shall furnish each such Participant no less than 30 nor more than 90 days prior to the first day of the first period for which an amount is paid as an annuity or any other form with a written statement setting forth the terms and conditions of the Qualified Joint and Survivor Annuity, the Participant's right to make and the effect of an election to waive a Qualified Joint and Survivor Annuity, the rights of a married Participant's spouse to consent to the election to waive, and the right to make and the effect of a revocation of a previous election to waive the Qualified Joint and Survivor Annuity.

  Notwithstanding the 30 day notice requirement as described above, if the Participant, after having received the written explanation of the Qualified Joint and Survivor Annuity affirmatively elects a form of distribution and, if necessary, the spouse consents to that form, the Plan will not fail to satisfy these requirements merely because the annuity starting date is less than 30 days after the written explanation was provided to the Participant, provided: (1) the Employer provides information to the Participant clearly indicating that the Participant has a right to at least 30 days to consider whether to waive the Qualified Joint and Survivor Annuity and consent to a form of distribution other than the Qualified Joint and Survivor Annuity, and (2) distribution in accordance with the affirmative election does not commence before the expiration of the seven day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant. The Participant is permitted to revoke an affirmative distribution election at least until the annuity starting date, or, if later, at any time prior to the expiration of the seven day period that begins the day after the explanation of the Qualified Joint and Survivor Annuity is provided to the Participant.

    Notwithstanding the notice requirements listed in this Section, such notice need not be given to a married Participant if the Plan fully subsidizes the cost of a Qualified Joint and Survivor Annuity. The Plan shall be deemed to fully subsidize the Qualified Joint and Survivor Annuity if failure to waive such benefit form would not result in a decrease in Plan benefits to such Participant.

  (d)
  Qualified Joint and Survivor Annuity. The Participant's Beneficial Interest shall be paid in the form of a Qualified Joint and Survivor Annuity, unless the Participant elects, subject to the provisions in this subsection, another form of benefit available under this Plan. The election to receive a form of benefit other than a Qualified Joint and Survivor Annuity shall be made (or revoked) within 90 days of the first day of the first period for which an amount is paid as an annuity or any other form, and such election shall be effective only if such Participant's spouse consents in writing, in a manner similar to that provided under Section 3.2, to such election, the spouse's consent acknowledges the effect of such election and the consent is witnessed by a Plan representative or a notary public, or it is established to the satisfaction of the Employer that the spouse's consent may not be obtained because there is no spouse, because the spouse cannot be located, or because of such other circumstances as the Secretary of the Treasury may prescribe by regulation. Any consent by a spouse (or establishment that the consent of a spouse cannot be obtained) shall be effective only with respect to such spouse.

  (e)
  Qualified Preretirement Survivor Annuity. If a Participant dies before commencement of the Participant's Beneficial Interest and leaves a surviving spouse, such spouse shall receive the vested portion of the Participant's Beneficial Interest in the form of a Qualified Preretirement Survivor Annuity unless the Participant had otherwise elected as provided herein, subject to the following rules:

  (i)
  Payment of such benefit shall have commenced by the date the Participant would have attained the Participant's Normal Retirement Age, unless the surviving spouse elects a later date in accordance with Section 8.5, but in no event later than the date the Participant would have reached age 70 1/2. Notwithstanding the foregoing, the Participant's spouse may elect in writing to receive the benefit within a reasonable time after the Participant's death.

    (ii)
    The Participant's surviving spouse may elect in writing to receive such benefit in any of the forms permitted under Section 8.3. If the value of the Qualified Preretirement Survivor Annuity at the time such benefit would otherwise commence is $5,000 or less, however, the Employer shall make an immediate lump sum distribution of such amount to the spouse. If such value exceeds $5,000, the surviving spouse must consent to the distribution. If the surviving spouse dies before distributions to the spouse begin, the spouse shall be treated as if such spouse were the Employee.

    (iii)
    The Participant may elect to waive the Qualified Preretirement Survivor Annuity. Designation under Section 3.2 of a Beneficiary or Beneficiaries other than a married Participant's spouse to receive more than 50% of the Participant's vested account balance shall be deemed a waiver of the Qualified Preretirement Survivor Annuity, subject to the spouse's consent in accordance with that Section. A Participant's waiver of the Qualified Preretirement Survivor Annuity may be revoked at any time and any number of times during the period between the first day of the Plan Year in which the Participant attains age 35 and the date of the Participant's death.

      If a Participant's designation under Section 3.2 of a Beneficiary or Beneficiaries other than the Participant's spouse to receive more than 50% of the Participant's vested and nonforfeitable benefit is made prior to the first day of the Plan Year in which the Participant attains age 35, such designation shall be invalid as of the first day of such Plan Year, but only to the extent of that portion of the Participant's vested account balance otherwise required to provide the spouse a Qualified Preretirement Survivor Annuity. At such time, a new designation or a re-execution of the invalid designation shall be made by the Participant in writing on or after the first day of the first Plan Year in which age 35 is attained and ending on the date of the Participant's death, subject to the spouse's written consent in accordance with the provisions of Section 3.2. If a Participant has a Termination of Employment prior to the first day of the Plan Year in which the Participant would attain age 35, the election period shall begin on the date of Termination of Employment.

    (iv)
    The Employer shall provide each Participant, within the period beginning with the first day of the Plan Year in which the Participant attains age 32 and ending with the close of the Plan Year preceding the Plan Year in which the Participant attains age 35, or such later year if the Participant's first year in the Plan occurs after age 35, with a written explanation of the Qualified Preretirement Survivor Annuity containing comparable information to that required in regard to the Qualified Joint and Survivor Annuity under Section 8.10(c). If this Section first applies to a Participant after the first day of the Plan Year in which the Participant attains age 32, the Employer shall provide such explanation by the end of the next following Plan Year.

  (f)
  Any distributions made under Section 8.6 after a married Participant has elected an annuity shall require spousal consent in the manner described in this Section.

  (g)
  Any annuity contract distributed from this Plan shall be nontransferable and shall comply with the requirements of the Plan.

  (h)
  Any distribution made under this Section other than a Qualified Joint and Survivor Annuity or a Qualified Preretirement Survivor Annuity shall not be less than the amount required to be distributed under Section 8.2.

        8.11    Unclaimed Accounts.    In the event the Employer in unable with reasonable effort to locate a Participant or Beneficiary entitled to a distribution under the Plan, the accounts distributable to such Participant or Beneficiary shall be forfeited and will be reallocated in the same manner as described in Section 7.4. A forfeiture under this paragraph shall occur no earlier than six (6) months after the Employer's efforts to locate such Participant or Beneficiary began or, if later, the earliest date applicable Treasury regulations would permit the forfeiture.

        If a Participant or Beneficiary whose account has been forfeited pursuant to this Section 8.11 makes a claim, at any time, for the forfeited account, such forfeited account shall be restored, unadjusted for any gains or losses occurring subsequent to the date of the forfeiture. Such restoration shall be made during the Plan Year in which the Participant or Beneficiary makes the claim, first from the amount, if any, of forfeitures the Employer otherwise would allocate for the Plan Year, then from an additional amount the Employer contributes to make the required restoration.

ARTICLE 9

EMPLOYEE STOCK OWNERSHIP PLAN

        9.1    Employee Stock Ownership Plan.    A portion of the Plan is designated as a stock bonus plan that is intended to invest its assets primarily in Employer Securities. That portion of the Plan shall also satisfy the requirements as an employee stock ownership plan under Section 401(a) and 4975 of the Code, and regulations promulgated thereunder. The ESOP portion of the Plan shall be considered a part of and, to the extent not inconsistent with this Article, shall be governed by the provisions of the Plan, but shall be considered separate to the extent required by law. Assets of the Trust Fund that are not designated as held in the ESOP shall be held in the Plan. The Employer shall direct the Trustee to separately account for the ESOP portion and the non-ESOP portion of the Plan, to the extent necessary.

        9.2    Transfer of Assets To and From the ESOP.    The ESOP shall receive from time to time transfers of assets held in the accounts of Participants in the Plan, including Employee Contributions, Employer Contributions, and part or all of a Participant's existing accounts, elected by Participants to be invested in Employer Securities. The ESOP may hold cash or other investments incidental to the investment of assets in Employer Securities. The ESOP shall transfer to the Plan assets that Participants may elect to be invested in investments other than Employer Securities. For purposes of Sections 4.3 and 4.5, Elective Contributions and Employer Matching Contributions allocated to a Participant's account under this Plan shall not be considered as contributed directly to the ESOP but rather contributed to the Plan and transferred to the ESOP.

        9.3    Cash Dividends on Employer Securities.    Dividends paid in cash with respect to Employer Securities allocated to Participant accounts may, in the Employer's discretion, be:

  (a)
  allocated to and retained in Participant accounts;

  (b)
  distributed to Participants in cash directly by the Employer;

  (c)
  paid to the Plan and distributed therefrom to Participants no later than 90 days after the close of the Plan Year in which paid; or

  (d)
  used to repay an Exempt Loan.

        If permitted by the Employer, each Participant or Beneficiary shall direct the Employer to pay cash dividends payable on Employer Securities allocated to a Participant's account in the ESOP as provided in (b) or (c) above, or paid to the ESOP and reinvested in Employer Securities. Such authorization of Elective Contributions shall be made to the Employer or its representative in the manner prescribed by the Employer. The Participant's authorization of payment or reinvestment of dividends in Employer Securities shall continue in effect until changed or discontinued by the Participant and shall be irrevocable immediately upon the reinvestment of any dividend in Employer Securities. A Participant may change an election as to the payment or reinvestment of dividends on Employer Securities prospectively during the Plan Year at such times as the Employer may determine in its sole discretion, but in no event less than once per Plan Year. Until such time as a Participant makes an effective election as to the payment of dividends to the Participant, the Trustee shall reinvest all dividends in Employer Securities. As soon as administratively feasible after receipt of a cash dividend, the Trustee shall apply such dividend to acquire Employer Securities in accordance with Participant elections then in effect.

        Dividends paid with respect to Employer Securities held by the ESOP that are unallocated to Participant accounts pending repayment of an Exempt Loan may, in the Employer's discretion, be used to repay an Exempt Loan. The distribution or allocation of dividends with respect to Employer Securities held in such a suspense account shall be made to Participants or their accounts in the same proportions as Employer Contributions are or would be allocated for the Plan Year. However, dividends reinvested in Employer Securities or otherwise held by the Plan for a 2-year period or longer shall be considered to be earning or income of the ESOP.

        9.4    Stock Dividends, Splits, Rights, Warrants, Options, and Other Reorganizations.    Employer Securities received by the Trustee due to a stock split or dividend or as a result of reorganization or other recapitalization shall be allocated in the same manner as the stock to which it is attributable has been allocated. In the event any rights, warrants, or options are issued with respect to Employer Securities, the Trustee shall exercise them to the extent that cash is then available and to the extent that such exercise is considered to be in the best interests of

Participants. Any rights, warrants, or options on Employer Securities that are not exercised may be sold by the Trustee and the proceeds treated as a cash dividend received with respect to Employer Securities.

        9.5    Diversification of Investment out of Employer Securities.    With respect to that portion of a Participant's account attributable to Employer Securities acquired by the ESOP, each Participant may direct the Trustee as to the investment in funds other than Employer Securities, in accordance with the provisions of Section 6.4. At such time as the Employer restricts any Participant's rights to diversify out of Employer Securities under Section 6.4, the Participant shall thereafter be entitled to the diversification provisions set forth in Section 401(a)(28) of the Code.

        9.6    Voting Rights.    Each Participant shall be entitled to direct the Trustee as to the manner in which Employer Securities allocated to the Participant's account and entitled to vote are to be voted on all matters for which a vote of the holders of Employer Securities is required.

        9.7    Tender or Exchange Offers.    In the event of the commencement of a tender or exchange offer (an "Offer") for shares of Employer Securities, the Board of Directors shall instruct the Trustee as to whether to tender or exchange shares of Employer Securities held by the Plan, or to revoke such instructions, to the extent permitted under the terms of such Offer.

        Any securities received by the Trustee as a result of a tender or exchange of shares of Employer Securities shall be held, and any cash so received shall be invested in short-term investments pending any reinvestment by the Trustee, as it may deem appropriate, consistent with the purposes of the Plan. If an Offer is limited so that all of the shares that the Trustee has been directed to tender or exchange cannot be sold or exchanged, the shares sold or exchanged shall be reduced pro rata in the same ratio that the number of shares actually sold or exchanged bears to the total number of shares that the Board of Directors directed the Trustee to tender or exchange. Shares sold or exchanged shall be deemed to come first out of the shares allocated to Participants and only after all of those shares have been sold or exchanged, out of the suspense accounts.

ARTICLE 10

CLAIMS PROCEDURE

        10.1    Claims for Benefits.    A Participant or Beneficiary may make a claim for Plan benefits, if such process has not been initiated by the Employer, by filing a written request with the Employer on a form to be furnished for such purpose. The Participant or Beneficiary shall also furnish such additional information as may be reasonably necessary to establish a right to a benefit under the Plan. If a claim is incomplete, the Employer shall provide a notice to the Participant or Beneficiary as soon as administratively feasible, but in no event later than required by law or regulation.

        10.2    Denial of Benefits.    If a claim for benefits is wholly or partially denied, the Employer shall furnish to the claimant a notice of the decision, meeting the requirements stated below within 90 days after receipt of the claim by the Plan. If special circumstances require more than 90 days to process the claim, this period may be extended for up to an additional 90 days by giving written notice to the claimant before the end of the initial 90-day period, stating the special circumstances requiring the extension and the date by which a decision is expected. Failure to provide a notice of decision in the time specified shall constitute a denial of the claim, and the claimant shall be entitled to require a review of the denial under the review procedures specified below.

        The notice to be provided to every claimant who is denied a claim for benefits shall be in writing and shall set forth in a manner calculated to be understood by the claimant, the following:

  (a)
  the specified reason or reasons for the denial;

  (b)
  specific reference to pertinent Plan provisions on which the denial is based;

  (c)
  a description of any additional material or information necessary for the claimant to perfect the claim and an explanation of why such material or information is necessary; and

  (d)
  an explanation of the Plan's claim review procedure describing the steps to be taken by a claimant who wishes to submit a claim for review.

        10.3    Review Procedure.    The purpose of the review procedure set forth herein is to provide a procedure by which a claimant may have a reasonable opportunity to appeal a denial of a claim to the Employer for a full and fair review. To accomplish that purpose, the claimant or duly authorized representative:

  (a)
  may request a review upon written application to the Employer

  (b)
  may review pertinent Plan documents; and

  (c)
  may submit issues and comments in writing.

A claimant (or duly authorized representative) shall request a review by filing a written application for review with the Employer at any time within 60 days after receipt by the claimant of written notice of the denial of the claim.

        10.4    Decision on Review.    The decision on review of a denied claim shall be made in the following manner:

  (a)
  The decision on review shall be made by the Employer, which may hold a hearing on the denied claim. The Employer shall make its decision promptly, which shall ordinarily be not later than 60 days after the Employer's receipt of the request for review, unless special circumstances (such as the need to hold a hearing) require an extension of time for processing. In that case, a decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time is required due to special circumstances, written notice of the extension shall be furnished to the claimant prior to the time the extension commences.

  (b)
  The decision on review shall be in writing and shall include specific reasons for the decision, written in a manner calculated to be understood by the claimant, and specific references to the pertinent Plan provisions on which the decision is based.

  (c)
  In the event the decision on review is not furnished to the claimant within the time required, the claim shall be deemed denied on review.

ARTICLE 11

ADMINISTRATIVE COMMITTEE

        11.1    Appointment.    The Employer, in its capacity as named fiduciary of the Plan, may appoint a separate Administrative Committee of one or more members to perform the functions of the Employer under the Plan, in which event the following provisions will apply. Such a Committee may be designated as the administrator of the Plan. In the absence of such appointment, the Employer shall be the administrator of the Plan.

        11.2    Resignation and Termination.    A member of the Committee may resign at any time by notifying the Employer in writing. The Employer may terminate a member of the Committee at any time by notifying the member in writing.

        11.3    Chairman and Agents.    If there is more than one member, the Committee shall elect a chairman who shall be one of the members of the Committee. The Committee may authorize one or more of its members or any agent to execute or deliver any instrument on behalf of the Committee, including directions to the Trustee as to the disbursement of the Trust.

        11.4    Meetings.    The Committee shall hold such meetings upon such notice and at such place or places and at such time or times as it may from time to time determine. A majority of members then serving on the Committee shall constitute a quorum for the conduct of business and the affirmative vote of a majority of the members present at any meeting shall be necessary to approve action taken at the meeting. Action by the Committee may be taken without a formal meeting by the written authorization of all the members thereof.

        11.5    Records.    The Committee shall keep all records appropriate for the performance of its powers and duties under the Plan and may keep appropriate written records of its meetings.

        11.6    Powers.    The Committee shall have full power and authority to do each and every act and thing which it is specifically required or permitted to do under the provisions of the Plan and in addition thereto shall have the following discretionary powers and duties in connection with the administration of the Plan:

  (a)
  to adopt from time to time such bylaws, procedures and forms as the Committee considers appropriate in the operation and administration of the Plan and Trust;

  (b)
  to determine vested amounts in individual cases and to direct the Trustee as to the distribution of benefits and as to the payment of other amounts payable from the Trust in accordance with the provisions of the Plan;

  (c)
  to establish rules and procedures needed for its administration of the Plan;

  (d)
  to receive information and review copies of all records of Participant Contributions and Employer Contributions and Trust accountings;

  (e)
  to pay all reasonable and necessary expenses of the Plan from the assets of the Trust to the extent that they are not paid by the Employer;

  (f)
  to exercise general administration of the Plan except to the extent responsibilities are expressly conferred on others;

  (g)
  to be the designated agent of the Plan for the service of legal process, or to designate the Employer or some other individual or committee to be the designated agent for the service of legal process;

  (h)
  to establish a funding policy and communicate this policy to the Trustee;

  (i)
  to approve or deny claims for Plan benefits made by Participants and Beneficiaries;

  (j)
  to review appeals made by Participants or Beneficiaries ("claimants") who have had their claims for benefits under the Plan denied in whole or in part;

  (k)
  in determining whether claimants are entitled to benefits under this Plan or in accordance with paragraphs (i) and (j) above, the Committee shall rely first, on official Employer records; second, on questionnaires completed by Participants if such questionnaires are provided to Participants by the Committee; and third, on such other proof as appears appropriate to the Committee in a given case. However, in resolving disputes which arise as to facts which must be established in reaching said decisions, the Committee shall rely on the source or sources which it considers to provide the best evidence of the facts in question;

  (l)
  to determine conclusively for all parties all questions arising in the interpretation or administration of the Plan;

  (m)
  to employ a qualified investment manager to manage all or part of the Plan assets if that is deemed to be in the interests of the Plan's Participants and Beneficiaries by the Committee;

  (n)
  to allocate fiduciary duties and responsibilities (other than Trustee responsibilities) among members of the Committee or other named fiduciaries appointed by the Committee to act in such capacity and to designate persons other than named fiduciaries to carry out fiduciary responsibilities (other than Trustee responsibilities) under the Plan to the extent that it is deemed advisable by the Committee. For purposes of this subparagraph, Trustee responsibility shall mean any responsibility provided in the Trust to manage or control the assets of the Plan, other than power of the Committee to appoint an investment manager in accordance with Section 402(c)(3) of the Employee Retirement Income Security Act of 1974. Before the Committee delegates any duties or responsibilities as provided herein, it must first obtain approval for such delegation from the Board of Directors of the Employer. The Committee shall periodically review the performance of any person to whom it has delegated such responsibilities. It is intended under this Plan and Trust that each fiduciary shall be responsible for the proper exercise of its own powers, duties, responsibilities and obligations under this Plan and the Trust, and shall not be responsible for any act or failure to act of another fiduciary.

        11.7    Compensation.    No member of the Committee shall receive any compensation from the Trust for services provided.

        11.8    Indemnity.    The Employer shall indemnify each member of the Committee against any and all claims, loss, damages, expenses (including counsel fees approved by the Committee), and liability (including any amounts paid in settlement with the Committee's approval) arising from any loss or damage or depreciation which may result in connection with the execution of the Committee's duties or the exercise of the Committee's discretion or from any other action or failure to act hereunder, except when the same is judicially determined to be due to gross negligence or willful misconduct of such member.

        11.9    Powers Denied.    No action of the Committee shall:

  (a)
  alter the amount of contributions otherwise payable to the Plan;

  (b)
  cause the Plan and Trust to fail to qualify under Sections 401(a) and 501(a) of the Code, or cause any portion of Employer Contributions to the Plan to fail to be deductible by the Employer under Section 404(a) of the Code;

  (c)
  increase the duties or liabilities of the Trustee without its written consent; or

  (d)
  cause the funds contributed to this Trust or the assets of this Trust to ever revert to or be used or enjoyed by the Employer, except as provided in this Plan.

        11.10    Action When There is a Vacancy.    If at any time there should be a vacancy on the Committee, then pending the appointment of a successor to fill such vacancy, the remaining members shall have the power to act on behalf of the Committee, provided, however, that whenever there are less than 3 members, the action must be taken by unanimous vote.

        11.11    Settlement of Claims.    The Committee shall have the power to accept, compromise, arbitrate, or otherwise settle any obligation, liability or claim, but it shall not be obligated to do so unless, in its sole judgment, it is in the interest of the Plan or Trust to do so.

        11.12    Discretionary Powers.    Whenever in this Plan and Trust discretionary powers are given to the Committee, it shall have absolute discretion, and its decision shall be binding upon all persons affected thereby. The Committee shall exercise its discretion in a nondiscriminatory manner.

        11.13    Employment of Professionals and Assistants.    The Committee shall have the power:

  (a)
  to secure such legal, medical, and actuarial advice or assistance as it deems necessary or desirable in carrying out the provisions of the Plan;

  (b)
  to appoint or employ such other advisors or assistants as it deems necessary or desirable to carry out its duties.

The Committee shall have full discretion to employ any person or firm that it deems qualified to supply any of the required services set forth above; provided, however, that the person or firm so employed shall be independent of the control of the Employer and, where required, shall have all necessary licenses to practice their profession.

        11.14    Bond.    To the extent not exempted by law or regulation, the Committee shall obtain a fidelity bond that shall cover every fiduciary of the Plan and every person who handles funds or other property of the Plan ("Plan official"). Each fiduciary and Plan official shall be bonded in an amount which is not less than the greater of 10% of the assets of the Plan or $1,000, provided, however, that to the extent the Plan's assets exceed $5,000,000, bonding in excess of $500,000 shall not be required. Said bond will insure the Plan against loss by reason of acts of fraud or dishonesty on the part of every fiduciary and Plan official, directly or through connivance with others.

ARTICLE 12

TRUSTEE

        12.1    Duty and Liability of Trustee.    The Trustee shall discharge its duties with respect to this Plan solely in the interests of the Participants and Beneficiaries and for the exclusive purpose of providing benefits to Participants and their Beneficiaries and defraying reasonable expenses of administering the Plan. The Trustee shall have generally all of the powers of owners with respect to securities or properties held in the Trust Fund, but shall not be liable for any losses incurred upon investments, except to the extent such Trustee failed to diversify the investments of the Plan so as to minimize the risk of large losses (unless under the circumstances it is clearly prudent not to do so), or failed to manage the investments of the Plan with the care, skill, prudence and diligence under the circumstances then prevailing that a prudent person acting in a like capacity and familiar with such matters would use in the conduct of an enterprise of a like character and with like aims. Except to the extent such duties may be expressly allocated to the Trustee, the Trustee in its capacity as such shall have no authority or responsibility with respect to the operation and administration of the Plan.

        12.2    General Scope of Powers.    The Trustee shall have all powers necessary for the performance of its duties. In extension, but not in limitation of the rights, powers and discretions conferred upon the Trustee by virtue of any statute or rule of law, or conferred upon the Trustee by other provisions of this Plan and Trust, the Trustee shall have and may exercise from time to time in the administration of the Trust herein created and for the purpose of distribution after the termination thereof and for the purpose of distributing any matured Beneficial Interest after the maturity thereof, and without order or license of any court, any one or more of the following rights, powers and discretions:

  (a)
  To Determine Beneficial Interests.    To compute and determine, in a fair and nondiscriminatory way, the interest of Participants and Beneficiaries in the Trust Fund in the event of a termination of the Trust, or in the event of the maturity of the Beneficial Interests or for any other purpose, and any such computation or determination made in good faith shall be binding and conclusive upon all parties to this Plan and Trust and upon all persons interested or who may become interested in the Trust Fund.

  (b)
  To Carry Securities in Nominee Form.    To purchase, hold and carry investments for the Trust Fund in the name of the Trustee, or in the name of any nominee or nominees selected by the Trustee, without Trust designation in any said case, and to invest funds of the Trust in deposits, including savings accounts, savings certificates, and similar interest-bearing instruments or accounts, in itself or its affiliates, provided that such deposits bear a reasonable rate of interest.

  (c)
  To Exercise Powers of Owners in Cases of Reorganization, Merger and the Like.    To institute, participate and join in any plan of reorganization or readjustment or merger or consolidation of any corporation, the securities of which are held by the Trust Fund, or to use any other means of protecting or dealing with any investments of the Trust Fund, and in general, to exercise each and every other power or right with respect to each investment of the Trust Fund as individuals generally have and enjoy with respect to their own investments and securities, including the power to give proxies, with or without power of substitution or revocation, and to deposit securities with any protective committee or with a trustee or with depositories designated by any such committee or by any such trustee or by any court.

  (d)
  To Segregate Funds for Proper Purposes.    To segregate any parts or portion of the Trust Fund for the purposes of administration thereof, or for purposes of distribution, or for any other purpose deemed proper by the Trustee; provided always that the Trustee may, except only to the extent that the foregoing power is exercisable by the Trustee, hold, manage, control, invest and reinvest the Trust Fund and the Beneficial Interests of the various Participants therein as a common fund, reflecting upon its records and books from time to time appropriate parts or portions of principal or income apportionable to the several Beneficial Interests.

  (e)
  To Sue and Defend and be Indemnified on that Account.    To institute or defend any proceedings at law or in equity concerning the Trust Fund or the assets thereof at the sole cost and expense of the Trust Fund, and of the several Beneficial Interests involved or concerned therein, and to compromise, settle and adjust any claims or liabilities asserted by or against the Trust Fund or the Trustee on such terms and for such sums or amounts as the Trustee, in its absolute discretion, shall deem proper, but the Trustee shall be under no duty or obligation to institute, maintain, or defend any suit, action or other legal proceedings except and unless the Trustee shall have been indemnified to the Trustee's satisfaction against all expenses and liabilities which the Trustee may sustain or anticipate by reason thereof. The Trustee shall not have the duty or obligation to sue or otherwise seek enforcement of Employer Contributions that are or may be due the Plan.

  (f)
  To Sell or Otherwise Dispose of Assets.    To sell, exchange, or otherwise dispose of any investment of the Trust Fund, or of the several Beneficial Interests, for such price and on such terms as the Trustee in the Trustee's absolute discretion shall elect, without regard to whether the time of payment provided in any said sale shall be greater than the probable or actual duration of the Trust herein created or not.

  (g)
  To Employ Agents, Servants and Attorneys.    To select and employ or retain such agents, servants, or attorneys as the Trustee from time to time may deem necessary or advisable in connection with the management and operation of the Trust herein created, and to pay the fees, commissions, or salaries incurred on account thereof as an expense of administration of the Trust.

  (h)
  To Value Assets and the Trust Fund.    To fix and determine, at the current fair market value thereof, the value of the Trust Fund annually and from time to time as may be necessary or advisable, in the Trustee's opinion, for any of the purposes of this Plan and Trust, including power to fix and determine, in a fair and nondiscriminatory way selected by the Trustee, the then fair market value of each and every item constituting the Trust, the items composing the same, including powers, upon maturity of a Beneficial Interest, to select and determine, in a fair and nondiscriminatory way, the assets of the Trust Fund to be set apart into and to constitute said matured Beneficial Interest and the value of the items so set apart for that purpose, and any such computation, determination, or action of the Trustee made in good faith shall be binding and conclusive upon all parties to this Plan and Trust and upon all persons interested or who may become interested, directly or indirectly, in the Trust hereby created.

  (i)
  To Determine Complex Questions of Income and Principal.    To determine, in accordance with sound business or accounting practices, with respect to any receipt of the Trust Fund or of the separate Beneficial Interests of Participants therein, and without regard to statutes or rules of law that otherwise would be controlling, the part or portion thereof which is income and the part or portion thereof which is principal, and to charge or credit to principal or income, as the Trustee may from time to time elect (without duty or obligation to exercise this power uniformly in all cases) any premiums paid or received or discounts received or allowed in connection with, or any gain or loss resulting from the purchase, sale, call, redemption or payment of any security or investment acquired, held, or disposed of by the Trust Fund.

  (j)
  To Require Settlement and Allowance of Accounts Before Making Distribution.    In making distribution of any Beneficial Interest, to demand and receive from the Participant or other person or persons entitled to receive the same, a complete settlement and accounting, before the Trustee shall be obligated to pay, distribute, or make available any part thereof to said Participant or to said person or persons.

  (k)
  Form and Method of Accounting.    To select and determine the appropriate forms, methods and books of account for use by the Trustee in the management and administration of the Trust herein created and for the purpose of accounting for the same.

  (l)
  Compensation.    To receive reasonable compensation for the Trustee's services as Trustee hereunder, and to pay from out of the contributions made from time to time by the Employer to the Trustee all costs, fees, expenses, taxes, and other charges and expenses of administration and distribution of the Trust Fund and of the separate Beneficial Interests to the extent that they are not paid directly by the Employer, and the Trustee shall further be entitled to reimbursement for or on account of any said item of disbursement from and out of the Trust Fund from time to time held by the Trustee, distributing the same ratably over the separate Beneficial Interests of Participants in accordance with the ratio of their separate Beneficial Interests to the sum total of all said Beneficial Interests.

  (m)
  Borrow and Advance Funds.    The Trustee is authorized in the Trustee's discretion to borrow money from others and to secure advances to the Trust Fund at any time and from time to time upon such terms and conditions as the Trustee deems best, and for the sum so borrowed or advanced, the Trustee may issue the Trustee's promissory note as the Trustee and secure the repayment thereof by the pledging of any securities or other property in the Trustee's possession as Trustee hereunder, and may pay interest thereon for any monies borrowed from others or advanced by it for the benefit of the Trust.

  (n)
  Life Insurance.    Subject to the restrictions hereafter set forth and any uniform conditions imposed by the Employer, the Participant may direct the Trustee to purchase for a Participant out of the vested portion of such Participant's account life insurance contracts upon the life of such Participant, the Participant's spouse or dependent. If the Employer decides to make this investment option available, the Participant shall direct the Trustee as to the insurance company and insurance agent through which the Trustee is to purchase the insurance contract, the amount of the coverage and applicable dividend plan. Any and all of said life insurance contracts shall be subject to the following provisions:

  (i)
  Investment for Particular Account and Owner.    Any insurance contracts issued on the life of a Participant shall constitute an investment of the funds to the credit of the account of such Participant and from the premiums thereon shall be paid therefrom, and the proceeds thereof shall be considered a part of the Participant's account. The Trustee shall be the applicant for each contract, and all title to each contract shall be in the Trustee. A Participant shall execute all documents required by the issuing company in connection with issuance of a contract on the Participant's life.

    (ii)
    Maximum Investment in Insurance.    The aggregate premiums paid on behalf of a Participant for term or universal life insurance in the case of any Employee since becoming a Participant shall be less than 25% of the aggregate of Employer and Participant Contributions added to the Participant's account. The aggregate premiums paid for whole or ordinary life insurance in the case of any Employee since becoming a Participant shall be less than 50% of the aggregate of Employer and Participant Contributions added to the Participant's account. For purposes of this Section, ordinary life shall mean contracts with both nondecreasing death benefits and nonincreasing premiums.

      If the Trustee acquires more than one type of life insurance for a Participant's account, the amount expended for the term or universal life insurance, plus 50% of the premiums paid for the whole or ordinary life insurance, may not exceed 25% of the aggregate of Employer and Participant Contributions added to the Participant's account. Notwithstanding anything herein to the contrary, the foregoing limitations on the aggregate premiums paid on behalf of a Participant for life insurance shall not apply to the value of the Participant's account, excluding amounts attributable to elective Contributions and additional Discretionary Contributions allocated under Sections 4.4 and 4.6, as of the Valuation Date for the Plan Year ending 2 years prior to the first day of the Plan Year in which the premium (or a portion thereof) is to be paid.

    (iii)
    Conversion on Retirement.    The entire value of any insurance contracts issued on the life of a Participant and in force and effect at the retirement date of such Participant, shall, to the extent such contract is not reduced to cash, be converted by the Trustee to provide periodic income to such Participant or shall be distributed to such Participant outright in modes of payment permitted hereunder.

    (iv)
    Surrender of Policy.    If any insurance contract is on the joint lives of the Participant and another person and the other person dies prior to the Participant, the Trustee shall surrender the policy for cash, provided, however that the Trustee shall first notify the Participant and the Participant may purchase the insurance contract from the Trustee for an amount necessary to put the Plan in the same cash position as it would have been had it surrendered the contract for cash.

    (v)
    Allocation of Dividends or Credits.    Any dividends or credits earned on insurance contracts will be allocated to the Participant's Employer Contribution account for whose benefit the contract is held.

    The Trustee is also authorized, without regard to the above restrictions, to purchase life insurance contracts on the lives of Participants as a general Trust Fund investment. Such investments are intended to indemnify the Trust for the potential loss of Employer Contributions in the event of a Key Employee's premature death.

  (o)
  Common Trust Fund.    The provisions of any common or collective trust fund maintained by the Trustee shall be described on an Exhibit B attached to this Plan, and shall be incorporated herein as though fully set forth.

  (p)
  To Hold and Deposit Funds.    To hold uninvested such cash funds as may appear reasonably necessary to meet the anticipated cash requirements of the Plan from time to time, and to deposit such funds or any part thereof, either separately or together with other trust funds under the control of the Trustee, in its own deposit department or to deposit the same in the name of the Trustee in such other depositories as may be selected.

        12.3    Powers Discretionary.    Each of the foregoing rights, powers and discretions conferred upon the Trustee and each and every power possessed by trustees generally by virtue of any statute or rule of law or other provisions of this Plan and Trust shall be discretionary powers exercisable by the Trustee, and the Trustee shall in no event be or become liable to anyone on account of the exercise of any said power by the Trustee in good faith.

        12.4    More Than One Trustee.    Whenever there are 2 or more Trustees acting hereunder, a majority in number of the Trustees acting at any given time hereunder shall govern as to any and all business relating to this Trust, and a decision of the majority in number of the Trustees shall be binding and conclusive.

        12.5    Individual Trustees.    No individual Trustee shall have any right, as such Trustee, to make any decision or to take any action respecting the Trustee's rights of participation hereunder, and all matters respecting an individual Trustee's position as a Participant shall be decided by the remaining Trustee or Trustees, if any, or, if there is no other Trustee, by the Employer. However, no individual Trustee who is an Employee shall receive any compensation from the Trust for services provided as Trustee, except to reimburse the individual for expenses actually incurred.

        12.6    Annual Account.    The Trustee shall account annually for the Trust Fund and for its various transactions in connection therewith to the Employer.

        12.7    Person Dealing with Trustee.    No purchaser at any sale made by the Trustee hereunder, and no person, firm, or corporation dealing with the Trustee shall be obligated to see to the application of any money or property paid or delivered to the Trustee. All persons dealing with the Trustee may act in reliance upon the signature of the Trustee and shall not be bound to inquire as to whether or not said signature represents valid action by the Trustee.

        12.8    Prohibited Transactions.    Except as may be expressly permitted by law, no Trustee or other fiduciary hereunder shall permit the Plan to engage, directly or indirectly, in any of the following transactions with a disqualified person (as defined in Section 4975 of the Code):

  (a)
  sale or exchange, or leasing, of any property between the Plan and a disqualified person;

  (b)
  lending of money or other extension of credit between the Plan and a disqualified person;

  (c)
  furnishing of goods, services or facilities between the Plan and a disqualified person;

  (d)
  transfer to, or use by or for the benefit of, a disqualified person of the income or assets of the Plan;

  (e)
  act by a disqualified person who is a fiduciary whereby the fiduciary deals with the income or assets of the Plan in the fiduciary's own interest or for the fiduciary's own account; or

  (f)
  receipt of any consideration for the fiduciary's own personal account by any disqualified person who is a fiduciary from any party dealing with the Plan in connection with a transaction involving the income or assets of the Plan.

        12.9    Indemnity.    The Employer shall indemnify, save and hold harmless, jointly and severally, the Trustee, other than a corporate Trustee, from any and all loss, damage and liability which the Trustee may incur or sustain, arising out of the performance of the Trustee's duties under the Plan, except to the extent that they result from the willful misconduct or gross negligence or lack of good faith of the Trustee. Except to the extent otherwise required under the Employee Retirement Income Security Act of 1974 or other applicable law, the Trustee shall not be liable for the acts or omissions of third parties.

        12.10    Resignation and Appointment.    The Trustee, or any successor Trustee, must accept its appointment in writing. The Trustee, or any successor Trustee, may resign as Trustee of this Trust at any time by giving 30 days' notice of resignation by registered mail to the Employer, or such shorter notice as may be agreed to by the Employer. Upon such resignation becoming effective, the resigning Trustee shall render to the Employer an account of the administration of the Trust during the period following that covered by the most recent account, and shall perform all acts necessary to transfer the assets of the Trust to the successor Trustee. In the event of the resignation of the original or any successor Trustee, the Employer shall have the power to appoint a successor Trustee. The Employer shall also have power at any time to appoint a Co-Trustee or Co-Trustees. No successor Trustee shall be or become liable for any action or default of a prior Trustee.

        12.11    Removal of Trustee.    The Employer may remove a Trustee or any successor Trustee at any given time upon 30 days' notice of removal by registered mail to the Trustee, or such shorter notice as may be agreed to by the Trustee. In case of such removal, the Trustee shall be under the same duty to account for and transfer assets of the Trust to a successor as hereinabove provided in the case of the resignation of a Trustee; and the Employer shall have the same power to appoint a successor Trustee.

        12.12    Continuation of the Trust.    Resignation, disqualification, liability or removal of a Trustee shall not terminate the Trust; and any successor Trustee, corporate or individual, shall have all powers, duties and discretions herein conferred upon the original Trustee.

ARTICLE 13

CLAIMS AGAINST THE TRUST FUND

        13.1    Anti-Alienation of Benefits.    Except as otherwise provided herein, no Participant or Beneficiary shall have any transmissible interest in the Trust Fund or in the Participant's separate Beneficial Interest therein, either before or after the vesting thereof, or in any of the assets comprising the same prior to actual payment and distribution thereof, and shall have no power to alienate, dispose of, pledge or encumber the same, while in the possession or control of the Trustee, nor shall the Trustee recognize any assignment thereof, either in whole or in part, nor shall the interest of any Participant or Beneficiary be subject to attachment, garnishment, execution or other legal process while in the hands of the Trustee.

        13.2    Charge for Litigation.    In the event that any Participant or any person claiming by or through a Participant should commence any equitable or legal proceedings against the Trustee, the result of which is adverse to the plaintiff, or in the event that the Trustee should find it necessary to commence any such proceeding against any Participant or any person claiming by or through a Participant, the result of which is adverse to the defendant, the cost to the Trustee of defending or bringing the proceeding, as the case may be, shall be charged, to the extent possible and permitted by law, to the account of the Participant and only the excess of such cost over the amount of the Participant's account shall be included as an expense of administration.

        13.3    Qualified Domestic Relations Orders.    Notwithstanding any provision to the contrary herein, the Employer may assign the interest of a Participant in the Plan (or in a successor plan of the Employer or in the plan of a successor Employer) to an Alternate Payee pursuant to a Qualified Domestic Relations Order. In the event the Plan receives a Qualified Domestic Relations Order with respect to a Participant's interest in the Trust Fund, the following provisions shall apply:

  (a)
  The Employer shall promptly give written notification to the Participant and to the Alternate Payee of receipt of a domestic relations order and of Plan Qualification Procedures. The Employer shall then proceed with Qualification Procedures to determine whether the order is a Qualified Domestic Relations Order and shall notify the Participant and Alternate Payee (or the Alternate Payee's designated representative) of its determination.

  (b)
  Disputed funds shall be disposed of as follows:

  (i)
  During the period in which the Qualification Procedures are in progress, the Employer shall separately account for any amounts which would be payable to an Alternate Payee if the domestic relations order is determined to be a Qualified Domestic Relations Order.

  (ii)
  If the order is determined to be a Qualified Domestic Relations Order within the 18-month period beginning on the date on which the first payment would be required to be made under the order, the Employer shall cause the Plan to pay the amounts designated in the Order, together with earnings or losses, if required, to the Alternate Payee.

  (iii)
  If the Employer determines that the order is not a Qualified Domestic Relations Order, or if the 18-month period described in paragraph (i) above elapses and the qualification dispute has not been resolved, the Employer shall cause the Plan to pay such amounts, together with earnings or losses, if required, to the persons who would have received the amounts if the order had not been issued.

  (iv)
  If an order is qualified after expiration of the 18-month period described in paragraph (i) above, payment of benefits to an Alternate Payee shall proceed prospectively and the Plan shall not be liable to an Alternate Payee for benefits attributable to the period prior to qualification.

  (c)
  The Employer shall obey a Qualified Domestic Relations Order requiring that benefits be paid to an Alternate Payee beginning on a date on or after the Participant's Earliest Retirement Age, even though the Participant does not have a Termination of Employment on that date. If the value of the Alternate Payee's account balance is not greater than $5,000, the Employer may authorize distribution of such account at any time without the consent of the Alternate Payee. If the Alternate Payee under a Qualified Domestic Relations Order cannot be located, the Employer may either maintain a separate accounting of the amount which would have been paid to such Alternate Payee, or reallocate such amount among the accounts of Participants as a reduction of the Employer contribution. If the Alternate Payee is thereafter located, the reallocated amount shall be reinstated for the benefit of the Alternate Payee.

  (d)
  Payment of benefits pursuant to a Qualified Domestic Relations Order shall be made only as permitted under the Plan.

  (e)
  To the extent permitted by law and except as otherwise provided under a Qualified Domestic Relations Order, the Employer may, on a uniform basis, charge the reasonable and necessary expenses associated with the review of a domestic relations order and the implementation of a Qualified Domestic Relations Order to the Plan.

        13.4    Independent Fund.    In the event the Employer shall at any time go out of business, cease to exist, be dissolved, either voluntarily or involuntarily, or have a receiver or trustee in bankruptcy appointed for it, or be merged or consolidated into or with another company, no part of the Trust Fund created hereunder or of any of the separate Beneficial Interests of Participants shall in any manner whatsoever be or become subject to the rights or claims of any of its creditors, but the Trust herein created from its inception shall be a separate entity, aside and apart from the Employer and its assets, and the Employer shall have no claim or right to repossess any part of the funds or properties of the Trust or of the income derived therefrom.

ARTICLE 14

MILITARY SERVICE AND LEAVE OF ABSENCE

        14.1    Compulsory Military Service.    Any Employee or Participant who, through the operation of a compulsory service law of the United States of America, enters the armed forces or government service of the United States shall be presumed for purposes of this Plan to be on leave of absence with the consent of the Employer, provided the individual returns to and reenters the employ of the Employer within such time after discharge or separation from military service as may entitle the individual to reemployment under law. Such leave of absence shall continue from the date of entry into such armed forces or government service until the date on which employment resumes with the Employer in accordance with the preceding sentence.

        14.2    Voluntary Military Service.    Any Employee or Participant who voluntarily enters the armed forces of the United States, or who is ordered to an initial period of active duty as a member of a reserve component of the armed forces of the United States or to full-time training or other full-time duty as a member of the National Guard shall be presumed for purposes of the Plan to be on leave of absence with the consent of the Employer, provided that: (1) military service does not exceed the maximum period which the individual could complete and remain entitled to reemployment with the Employer under law, and (2) the individual returns to and reenters the employ of the Employer within such time following discharge or separation from such military services as may entitle the individual to reemployment under law.

        14.3    Participation During Leave of Absence.    If a Participant is on leave of absence with the consent of the Employer, or is on leave of absence because of military or government service as described in this Article, the individual shall remain a Participant during the period of such leave of absence. However, during the period of such leave of absence, Employer Contributions shall only be made and amounts allocated on behalf of such Participant on account of Compensation actually paid to the Participant during such period except as required by law. If such Participant does not return to the employ of the Employer within the period granted for such leave of absence or, in the case of military or government service, within the periods provided in this Article, it shall be conclusively presumed for purposes of the Plan that employment terminated as of the date of expiration of such leave of absence or period provided in this Article, as the case may be. However, if the death or Disability of such Participant occurs prior to expiration of the applicable period, the death or Disability benefit provided in the Plan shall be payable. Notwithstanding any provision of the Plan to the contrary, effective December 12, 1994, contributions, benefits and service credit with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

ARTICLE 15

PARTICIPATION BY ACQUIRED BANKS AND PLAN MERGERS

        15.1    Purpose.    The Sponsoring Employer has and is expected to acquire bank holding companies, banks and other financial entities, some of which maintain and contribute to employee pension benefit plans and trusts that are intended to qualify under the Code. This Article will govern the adoption of this Plan by and on behalf of such acquired entities and the merger or transfer of assets and liabilities of such acquired entities' qualified retirement plans into this Plan. Except to the extent set forth in a separate Addendum attached to the Plan, all of the terms and conditions of the Plan shall govern the participation in this Plan by the Acquired Bank and its eligible Employees and the accounts transferred to this Plan from the Merged Plan, as modified or otherwise provided for in this Article. The Senior Vice President of Human Resources or any other officer of the Employer shall be authorized to prepare and execute any separate Addendum on behalf of the Employer reflecting terms and conditions of the Merged Plan.

        15.2    Definitions.

  (a)
  "Addendum" shall mean the separate addendum to this Plan prepared for each Acquired Bank to reflect the terms and conditions of its participation in this Plan and the transfer of assets and liabilities from the Acquired Bank's Merged Plan.

  (b)
  "Acquired Bank" shall mean the entity or business which served as the employer of Employees who become eligible to participate in this Plan as a result of its acquisition by the Sponsoring Employer.

  (c)
  "Merged Plan" shall mean a defined contribution retirement plan or a portion thereof maintained for the benefit of employees of an Acquired Bank and which the Sponsoring Employer directs be merged into the Plan or the designated portion of assets and liabilities of such plan transferred to and assumed by this Plan as of the Merger Date.

  (d)
  "Merger Date" is the date agreed upon between the Sponsoring Employer and Acquired Bank as of which the assets and liabilities of the Merged Plan are transferred to this Plan.

        15.3    Participating Employers.    Effective as of the date specified in the Addendum, the Acquired Bank shall adopt the Plan as a Participating Employer, and hereby agrees to be governed by the provisions of Section 16. The Employer consents to the adoption of the Plan by the Participating Employer. From and after the effective date, the conditions of participation in the Plan by the Employees of the Acquired Bank shall be governed by the terms of the Plan and the Addendum.

        Except where prohibited by law, the Senior Vice President of Human Resources or any other officer of the Employer for the Employer is authorized to act on behalf of the Acquired Bank to adopt this Plan for the benefit of the Employees of the Acquired Bank by written action in that individual's capacity as an officer of the sole shareholder of the Acquired Bank.

        15.4    Merger.    This Plan and the Merged Plan shall merge effective as of the Merger Date specified in the Addendum, and this Plan shall be the surviving plan and trust. This Plan shall accept and assume all of the assets and liabilities of the Merged Plan from and after receipt thereof. The transfer of assets and liabilities resulting from the merger of the Merged Plan into this Plan shall be subject to the following conditions:

  (a)
  Immediately after merger, each participant in the Merged Plan would receive (if this Plan were then terminated) a benefit (including any optional forms of benefit under Section 411(d) of the Code) which is equal to the benefit the participant would have been entitled to receive immediately before the merger (if the Merged Plan were terminated); and

  (b)
  From and after the Merger Date, each Participant's rights and obligations in and to the accounts transferred from the Merged Plan shall be governed solely by the provisions of this Plan and Trust, except that any optional forms of benefit under Section 411(d) of the Code provided under the Merged Plan shall be provided under this Plan.

The Senior Vice President of Human Resources or any other officer of the Employer, on behalf of the Employer for itself and as sole shareholder of the Acquired Bank, may authorize in writing the transfer of assets and liabilities from the Merged Plan to this Plan.

        15.5    Crediting of Prior Service for Eligibility and Vesting.    Except as may be provided in the Addendum, for eligibility to participate under Section 3.1, for contributions under Section 5.3 and for vesting under Section 7.3 of the Plan, each Employee employed by the Acquired Bank on the Merger Date shall be credited with Hours of Service and Years of Service with the Acquired Bank as determined in the manner provided under Section 2.1(22) and 2.1(39) of the Plan; provided, however, that the Hours of Service and Years of Service shall be no less with respect to such Employee than determined under the terms of the Merged Plan immediately prior to the Merger Date.

        15.6    Eligibility.    Except as may be provided in the Addendum, for purposes of Section 3.1 of the Plan, every Employee of the Acquired Bank who was a participant in the Merged Plan or who satisfied the eligibility conditions of Section 3.1 of this Plan as of the Entry Date shall become a Participant in the Plan on the Merger Date. Thereafter, every other Employee of the Acquired Bank shall enter the Plan as provided in Section 3.1, based on the Employee's age, Hours of Service and Years of Service as determined in accordance with Section 15.5.

        15.7    Vesting and Forfeitures.    Except as may be provided in the Addendum, and in addition to any right provided under Article 7 of the Plan, every Employee who was a participant in the Merged Plan immediately prior to the Merger Date shall have a fully vested and nonforfeitable interest in the participant's Account, including earnings thereon from and after the Merger Date. Forfeitures under the Merged Plan that are unallocated as of the Merger Date shall be used to reduce the Employer's contribution in accordance with the Plan, except that, if provided in the Addendum, such forfeiture, and the nonvested accounts of former employees of the Acquired Bank who do not become Employees of the Employer shall be allocated only among the accounts of Employees of the Acquired Bank who become Employees of the Employer. Such forfeitures shall be allocated to such Employees in the proportion equal to the ratio that the Employee's Compensation for the Plan Year bears to the aggregate Compensation of all such Employees for the Plan Year. Any nonvested suspense accounts of participants under the Merged Plan who terminated employment and received a distribution of the vested portion of their accounts prior the Merger Date shall be forfeited as of the Merger Date.

        15.8    Loans.    The Plan shall assume and administer Participant loans issued and outstanding under the Merged Plan as of the Merger Date substantially in accordance with the terms of the promissory note entered into between the Participant and the Merged Plan, except to the extent such terms are inconsistent with the timing and manner of payroll withholding of the Employer. Thereafter, Participant loans shall be governed by the terms of this Plan, but shall include the Participant's account balance transferred from the Merged Plan.

        15.9    Hardship and In Service Distribution.    Except as otherwise provided in the Addendum, if an Employee of the Acquired Bank who was a participant in the Merged Plan received a distribution under the Merged Plan because of financial hardship, the Plan shall maintain any restrictions on participation imposed by the Merged Plan as a condition of receiving the distribution.

        15.10    Distribution.    Except as otherwise provided in the Addendum, the Plan shall distribute the accounts of Participants transferred to the Plan from the Merged Plan in the form of lump sum, installments or an annuity in accordance with the provisions of Section 8.3 of the Plan, and the spousal consent requirements (if applicable) shall apply to distributions and loans from the Plan, including any Participant account balance transferred to this Plan from the Merged Plan. If the Merged Plan permits distributions which vary from those set forth in the Plan in form, timing or availability, these optional forms of distribution will be preserved in the Addendum applicable to the Merged Plan.

        15.11    Accounting and Investments.    Separate accounts maintained for Participants under the Merged Plan shall be merged into and commingled with like accounts established and maintained for participants under the Plan. Amounts in any account representing after-tax contributions to the Merged Plan if any, shall be distributed to participants in the Merged Plan prior to or as of the Merger Date.

        15.12    Earlier Effective Date to Maintain Tax Qualification.    Notwithstanding the Effective Date of any merger, the terms of this Plan document shall amend the Merged Plan with respect to any period retroactive to the Merger Date to the extent permitted by law as though such provisions were set forth in a separate amendment adopted by the Acquired Bank to the extent necessary to maintain the tax qualification of the Merged Plan.

ARTICLE 16

PARTICIPATING EMPLOYERS

        16.1    Adoption of Plan.    Upon approval by the Employer, a corporation or other entity may adopt this Plan by a properly executed document, participate herein and be known as a Participating Employer.

        16.2    Requirements of Participating Employers.    All Participating Employers shall be subject to the following rules:

  (a)
  Each Participating Employer shall be required to use the Trustee designated herein. If the Employer delegates its duties to a Committee, each Participating Employer shall be required to use the Committee designated herein.

  (b)
  The Trustee may, but shall not be required to, commingle, hold and invest as one Trust Fund all contributions made by Participating Employers.

  (c)
  Expenses of the Trust Fund shall be allocated to each Participating Employer in the same proportion that the total amount credited to all Participants employed by such Employer bears to the total amount credited to all Participants.

  (d)
  With respect to its relation with the Trustee, each Participating Employer shall be deemed to have designated irrevocably the Employer as its agent.

  (e)
  Each Participating Employer delegates to Community First Bankshares, Inc. as sponsoring employer, the authority and power to adopt any and all amendments to this Plan which shall be binding on each Participating Employer as if duly adopted by its Board of Directors.

  (f)
  If the Employer delegates its duties to a Committee, the Committee shall have authority to make any and all necessary rules or regulations, binding upon all Participating Employers and all Participants, to effectuate the purposes of this Article.

        16.3    Accounting for Employees.    If an Employee is employed by more than one Participating Employer during the Plan Year, service and Compensation with each Participating Employer that is an Affiliate shall be aggregated for all purposes under the Plan, and, for purposes of allocation of any contributions, the Employee shall be deemed to be employed on the Anniversary Date if the Employee is employed on such date by any Participating Employer. Such allocation shall be made in accordance with Article 5.

        If an Employee is transferred between Participating Employers that are Affiliates, such Employee shall retain all amounts credited to the Employee's account, and the Employee's accumulated Years of Service and eligibility to participate in the Plan. No such transfer shall constitute a Termination of Employment, and the Participating Employer to which the Employee is transferred shall be obligated with respect to such Employee in the same manner as was the Participating Employer from which the Employee was transferred.

        16.4    Discontinuance of Participation.    Any Participating Employer may discontinue its participation in the Plan. At the time of any such discontinuance, evidence of satisfaction of any applicable conditions imposed under the Plan shall be delivered to the Trustee. Except as provided in Section 17.4, to the extent directed by the Employer, the Trustee shall thereafter transfer Trust Fund assets allocable to the Participants of such Participating Employer to a successor Trustee designated by the Participating Employer, if it has established a separate qualified plan for its Employees. If no successor is designated, the Trustee shall retain such assets for the Employees of said Participating Employer pursuant to the provisions of the Plan. No portion of the Trust Fund attributable to such Participating Employer shall be used other than for the exclusive benefit of the Participants of such Participating Employer.

ARTICLE 17

RIGHTS OF EMPLOYER TO AMEND, DISCONTINUE OR TERMINATE

        17.1    Amendment.    Except as herein limited, the Employer shall have the right to amend this Plan and Trust at any time to any extent that it may deem advisable. Such amendment will be stated in an instrument in writing executed by the Employer and adopted by the Board of Directors or a representative of the Board as identified in the Board minutes. Upon delivery of such instrument to the Trustee, this Plan and Trust shall be deemed to have been amended in the manner therein set forth, and Participants shall be bound thereby; provided, however:

  (a)
  that no amendment shall increase the duties or liabilities of the Trustee without its written consent;

  (b)
  that no amendment shall have the effect of vesting in the Employer any interest in or control over any of the funds or properties subject to the terms of the Trust;

  (c)
  that no amendment shall have the retroactive effect so as to reduce the percentage of any Participant's account which is vested and nonforfeitable; and

  (d)
  that no amendment shall have the effect of eliminating or reducing an early retirement benefit or retirement-type subsidy or eliminating an optional form of benefit with respect to benefits accrued before such amendment.

        17.2    Termination of Plan.    It is the expectation of the Employer that it will continue this Plan and the payment of Employer Contributions hereunder indefinitely, but continuance of the Plan is not assumed as a contractual obligation of the Employer, and the right is reserved by the Employer at any time to discontinue its contributions hereunder, or, by action of the Board of Directors, to terminate the Plan. Mere failure of the Employer to make contributions hereto shall not terminate the Plan until notice of termination to the Trustee; however, upon such notice by the Employer to the Trustee, the Plan shall automatically terminate.

        17.3    Trust Term.    The term of the Trust herein created shall be for such time as may be necessary to accomplish the purposes set forth herein and in no event shall the term exceed the limits prescribed by the laws of the jurisdiction to which the Trust is subject. In the event such limit should be reached at any time, or for any reason, prior to the accomplishment of the purposes for which the Trust is created, the Trust shall be deemed to have terminated upon the attainment of such limit.

        17.4    Termination of Trust.    The Employer reserves the right to terminate the Trust at any time. Upon a determination that the termination of the Trust will not impair the Plan and Trust's qualification under the Code, the Trustee and Employer shall cause distribution of all of the assets of the Trust to be made to Participants as their respective interests may appear, provided, however, that amounts held by the Trust which are attributable to Elective Contributions shall not be distributable to Participants or their Beneficiaries, except as otherwise provided in the Plan, earlier than:

  (a)
  termination of the Trust without establishment of a successor plan or trust other than an employee stock ownership plan (as defined in Section 4975(a) or Section 409 of the Code) or a simplified employee pension plan as defined in Section 408(k) of the Code;

  (b)
  the date of sale by the Employer of substantially all of the assets used by the Employer in a trade or business of the Employer with respect to a Participant who continues employment with the entity acquiring such assets, provided such entity is not an Affiliate of the Employer and continues to maintain the Plan following the date of such sale; or

  (c)
  the date of sale by the Employer of its interest in a subsidiary, with respect to a Participant who continues employment with the entity acquiring such subsidiary, provided such entity is not an Affiliate of the Employer and continues to maintain the Plan following the date of such sale.

Distributions pursuant to (a), (b) or (c) above shall be made in a single lump sum and shall be subject to the requirements of Sections 8.3 and 8.5. The interests of Participants who have received distributions pursuant to Section 7.4 which resulted in a forfeiture of the nonvested portion of their Beneficial Interest prior to the date of termination of the Plan shall not have the nonvested portion restored to their accounts at the time of termination.

ARTICLE 18

SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS

        18.1    Successor Employer.    In the event of the dissolution, merger, consolidation or reorganization of the Employer, provision may be made by which the Plan and Trust will be continued by the successor; and, in that event, such successor shall be substituted for the Employer under the Plan. The substitution of the successor shall constitute an assumption of Plan liabilities by the successor and the successor shall have all of the powers, duties and responsibilities of the Employer under the Plan.

        18.2    Merger and Consolidation.    In the event of any merger or consolidation of the Plan with, or transfer in whole or in part of the assets and liabilities of the Trust Fund to another trust fund held under any other plan or deferred compensation plan maintained or to be established for the benefit of all or some of the Participants of this Plan, the assets of the Trust Fund applicable to such Participants shall be transferred to the other trust fund only if:

  (a)
  each Participant would (if either this Plan or the other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit the Participant would have been entitled to receive immediately before the merger, consolidation or transfer (if this Plan had then terminated);

  (b)
  resolutions of the Board of Directors of the Employer under this Plan, and of any new or successor employer of the affected Participants, shall authorize such transfer of assets; and, in the case of the new or successor employer of the affected Participants, its resolutions shall include an assumption of liabilities with respect to such Participants' inclusion in the new employer's plan; and

  (c)
  such other plan and trust are qualified under Sections 401(a) and 501(a) of the Code.

ARTICLE 19

MISCELLANEOUS

        19.1    Inspection of Books.    The Trustee may inspect the books and records of the Employer whenever such inspection shall be reasonably necessary in order to determine any factor pertinent to the performance of its duties under this Plan and Trust. However, the Trustee shall not be required to make such inspection, but may in good faith rely on any statements of the Employer.

        19.2    Right to Terminate Employment.    The adoption and maintenance of the Plan and Trust shall not be deemed to be a contract between the Employer and any of its Employees. Nothing herein contained shall be deemed to give to any Employee the right to be retained in the employ of the Employer or to interfere with the right of the Employer to discharge any Employee at any time, nor shall it be deemed to give the Employer the right to require any Employee to remain in its employ, nor shall it interfere with the Employee's right to terminate employment at any time.

        19.3    Liability of Employer.    All benefits payable under the Plan shall be paid or provided for solely from the Trust.

        19.4    Defense Under Tax Laws.    The Employer shall have the right to defend the position of the Plan and Trust herein created as an employees' trust as defined in Section 401 of the Code and as an employee stock ownership plan as defined in Section 4975(e) of the Code.

        19.5    Governing Law.    This Plan and Trust shall be construed, administered, and governed in all respects under the laws of the State of North Dakota to the extent not preempted by federal law.

        19.6    Binding Effect.    This Plan and Trust shall be binding upon and inure to the benefit of the heirs, personal representatives, successors and assigns of any and all of the parties hereto.

        19.7    Top Heavy Requirements.    In the event this Plan is determined to be Top Heavy, the provisions of Appendix B shall apply.

        19.8    Qualification Under Tax Laws.    Except as otherwise provided herein, and subject to receipt of a favorable determination letter from the Internal Revenue Service, the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust, as restated, shall become effective as of the Effective Date. Notwithstanding anything herein to the contrary, the adoption of this restated Plan document shall not have the retroactive effect of reducing the percentage of any Participant's account which is vested and nonforfeitable, of eliminating or reducing an early retirement benefit or retirement-type subsidy, or eliminating an optional form of benefit with respect to benefit accrued before such adoption.

ARTICLE 20

MINIMUM DISTRIBUTION REQUIREMENTS

        20.1    Effective Date.    The provisions of this Article 20 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

        20.2    Precedence.    The requirements of this Article 20 will take precedence over any inconsistent provisions of the Plan.

        20.3    Requirements of Treasury Regulations Incorporated.    All distributions required under this Article 20 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

        20.4    Time and Manner of Distribution.

  (a)
  Required Beginning Date.    The Participant's entire interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

  (b)
  Death of Participant Before Distributions Begin.    If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

  (1)
  If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, then distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

  (2)
  If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, then distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

  (3)
  If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

    (4)
    If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 20.4(b), other than Section 20.4(b)(1), will apply as if the surviving spouse were the Participant.

    For purposes of this Section 20.4(b) and Section 20.7, unless Section 20.4(b)(4) applies, distributions are considered to begin on the Participant's Required Beginning Date. If Section 20.4(b)(4) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 20.4(b)(1). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's Required Beginning Date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 20.4(b)(1), the date distributions are considered to begin is the date distributions actually commence.

        20.5    Forms of Distribution.    Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first distribution calendar year distributions will be made in accordance with Sections 20.6 and 20.7. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

        20.6    Required Minimum Distributions During Participant's Lifetime.

  (a)
  Amount of Required Minimum Distribution For Each Distribution Calendar Year.    During the Participant's lifetime, the minimum amount that will be distributed for each distribution calendar year is the lesser of:

  (1)
  the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

  (2)
  if the Participant's sole Designated Beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

  (b)
  Lifetime Required Minimum Distributions Continue Through Year of Participant's Death.    Required minimum distributions will be determined under this Section 20.6 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

        20.7    Required Minimum Distributions After Participant's Death.

  (a)
  Death On or After Date Distributions Begin.

  (1)
  If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's Designated Beneficiary, determined as follows:

  (i)
  The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

  (ii)
  If the Participant's surviving spouse is the Participant's sole Designated Beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

    (iii)
    If the Participant's surviving spouse is not the Participant's sole Designated Beneficiary, the Designated Beneficiary's remaining life expectancy is calculated using the age of the Beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

  (2)
  If the Participant dies on or after the date distributions begin and there is no Designated Beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

(b)
Death Before Date Distributions Begin.
(1)
If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's Designated Beneficiary, determined as provided in Section 20.7(a).

(2)
If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

(3)
If the Participant dies before the date distributions begin, the Participant's surviving spouse is the Participant's sole Designated Beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 20.4(b)(1), this Section 20.7(b) will apply as if the surviving spouse were the Participant.

        20.8    Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.    If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 20.4(b), but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole Designated Beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant. This election will apply to all distributions.

        20.9    Election to Allow Participants or Beneficiaries to Elect 5-Year Rule.    Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 20.6(b) and 20.9(b) applies to distributions after the death of a Participant who has a Designated Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 20.4(b), or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor Beneficiary makes an election under this Section 20.9, distributions will be made in accordance with Sections 20.4(b) and 20.7(b) and, if applicable, the elections in Section 20.8.

        20.10    Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.    A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

        20.11    Definitions.

  (a)
  Designated Beneficiary.    The individual who is designated as the Beneficiary under Section 3.2 and is the designated beneficiary under Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

  (b)
  Distribution calendar year.    A calendar year for which a minimum distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under Section 20.4(b). The required minimum distribution for the Participant's first distribution calendar year will be made on or before the

    Participant's Required Beginning Date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that distribution calendar year.

  (c)
  Life expectancy.    Life expectancy as computed by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

  (d)
  Participant's account balance.    The account balance as of the last valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

  (e)
  Required Beginning Date.    The date specified in Section 2.1(33) of the Plan.

        IN WITNESS WHEREOF, Community First Bankshares, Inc. has caused the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust, as restated, to be executed by its officer, who has been duly authorized by its Board of Directors, and Community First National Bank has executed this Plan and Trust and hereby affirms the continued appointment as Trustee, as of the Effective Date.

COMMUNITY FIRST BANKSHARES, INC.
By
Its
Date
COMMUNITY FIRST NATIONAL BANK
By
Its
Date

APPENDIX A

PARTICIPANT LOAN PROGRAM

1.
All Plan loans shall be administered by the Employer or its duly authorized representative. Loans shall be requested in the manner prescribed by the Employer.

2.
Loans shall be made available only to Participants who are active Employees on a reasonably equivalent basis and shall not be available to Highly Compensated Participants in an amount greater than the amount available to Non-Highly Compensated Participants. Loans may be made for any purpose and all applications for loans that comply with Plan provisions will be granted.

3.
The total amount of a Participant's loans, including any interest accrued on outstanding loans at the time a new loan is granted, shall not exceed the lesser of $50,000 or 50% of the present value of the Participant's vested interest in all accounts of the Participant under the Plan or under any other qualified plan sponsored by the Employer. The $50,000 limit shall be reduced by the excess, if any, of the highest outstanding balance of loans from the Plan to the Participant during the one-year period ending on the date before the loan is made over the outstanding balance of loans from the Plan to the Participant on the date the loan is made.

4.
Each loan shall be evidenced by the Participant's promissory note for the amount of the loan, and shall be secured by collateral, the value and liquidity of which is such that the Employer may reasonably anticipate that loss of principal or interest will not result if the collateral must be sold, foreclosed, or otherwise disposed of upon default of the loan. Such collateral shall consist of the assignment of the Participant's right, title, and interest in up to 50% of the value of the Participant's vested Beneficial Interest under this Plan. The spouse of a married Participant must consent in writing to the use of any portion of such Participant's vested Beneficial Interest under the Plan as collateral to secure the loan. Such consent shall be witnessed by a Plan representative or notary public, and shall be executed during the 90-day period ending on the date on which the loan is made. However, the foregoing spousal consent shall not be required if the Employer determines that it may not be obtained because there is no spouse, because the spouse cannot be located, or because of other circumstances described in regulations issued by the Secretary of the Treasury.

5.
All loans shall have an interest rate equal to the prime rate published in the Wall Street Journal on the date the loan is processed. Each Participant who applies for a loan shall receive a clear statement of the charges involved in each loan transaction. The statement shall include the dollar amount and annual interest rate of the finance charge as well as any charges, if any, to be paid by the Participant pursuant to paragraph 9 below.

6.
Loans shall be made at any time during the Plan Year, provided that a Participant may not have more than two loans outstanding at any time.

7.
Loan requests must be received before the date on which the loan is made in accordance with reasonable procedures adopted by the Employer.

8.
Loans will not be processed for amounts less than $1,000.

9.
The Employer may, on a uniform basis, charge to the account of each Participant who receives a loan with any costs incurred by the Plan which are directly related to the establishment or maintenance of the loan, other than the costs of services performed by the Employer

10.
Loan proceeds shall be taken from the Participant's investment funds contribution sources on a pro-rated basis.

11.
Loan repayments must be made by regular payroll deduction. Loans shall be for any term not to exceed five years, except loans to acquire a principal residence. Loans for a principal residence of the Participant may be for any term that does not exceed 15 years. Loan repayments will be suspended under the Plan during periods of qualified military service as permitted under Section 414(u) of the Code.

12.
Loan payments will be invested pursuant to the Participant's current election for future contributions.

13.
Loans will be in default upon the occurrence of one of the following "events of default": (a) death of the borrower, or (b) failure to make any payment when it is due.

14.
Upon an event of default, the following procedures shall be followed:

a.
The Employer shall notify the borrower of the event of default as soon as reasonably possible after it has occurred.

  b.
  If, but only if, this is the borrower's first default for this particular loan, the borrower shall have 10 days after receipt of notice, or 20 days after notice is mailed, whichever occurs first, to cure the default.

  c.
  If this is the second default for the loan, there is no opportunity to cure.

  d.
  If the default is not or cannot be cured, the entire outstanding principal and accrued interest shall be immediately due and payable. If not paid within five days after demand for payment is made, the loan shall be in actual default.

15.
If the actual default of a loan occurs after a distributable event under the Plan has occurred for the Participant, the Employer shall direct the Trustee to foreclose on the promissory note and attach the security therefor. If a distributable event under the Plan has not then occurred, the Employer shall direct the Trustee to foreclose on the promissory note and attach the security therefor as soon as the first distributable event under the Plan occurs for the Participant.

16.
While any loan is outstanding, no distribution shall be made from the Participant's account that would result in the remaining assets (exclusive of a borrower's promissory note) having a value less than one hundred percent (100%) of the outstanding principal and accrued but unpaid interest on all outstanding loans.

17.
Loans in default that have not been foreclosed shall continue to accrue interest until paid or foreclosed.

18.
No loan shall be made to a borrower who has any loan in default.

19.
As required by applicable law, the Trustee shall file reports with the taxing authorities regarding loans in default, treat such loans as taxable distributions to the Participant or Beneficiary and withhold tax payments from the Participant's accounts.

APPENDIX B

TOP HEAVY PROVISIONS

        1.    Preemption.    Notwithstanding any provision of the Plan to the contrary, the provisions of this Article shall govern in the event that the Plan is Top Heavy as of a Determination Date.

        2.    Minimum Contribution.    Employer Contributions and forfeitures under this Plan (or any other defined contribution plan maintained by the Employer or an Affiliate) for any Plan Year during which the Plan is Top Heavy shall not be less than 3% of the Net Compensation of each Participant employed on the Anniversary Date who is a Non-Key Employee, whether or not the Participant completed 1,000 or more Hours of Service during the Plan Year. However, if the largest percentage of Employer Contributions and forfeitures allocated to any Key Employee is less than 3% of the amount specified under Section 401(a)(17) of the Code (as adjusted from time to time by the Secretary of the Treasury) of such Key Employee's Net Compensation for the Plan Year, then the minimum percentage of Net Compensation that shall be provided for any Non-Key Employee for a Plan Year is the largest percentage of the amount specified under Section 401(a)(17) of the Code (as adjusted from time to time by the Secretary of the Treasury) of Net Compensation allocated on behalf of any Key Employee for that Plan Year. Any amount of Elective and Matching Contributions to this Plan and any salary deferral under a qualified cash or deferred arrangement in a plan maintained by the Employer or an Affiliate shall be deemed to be Employer Contributions for purposes of determining the percentage of contributions for Key Employees under this Section. Elective Contributions may not be taken into account for the purpose of satisfying the minimum contribution requirements for Non-Key Employees under this Section. If a Participant is also covered by a defined benefit plan maintained by the Employer or an Affiliate, then for each Plan Year this Plan is Top Heavy the Participant shall receive an allocation of Employer contributions and forfeitures under this Plan equal to 5% of Net Compensation, in lieu of both the foregoing minimum contributions and any minimum benefit requirements under the defined benefit plan.

        3.    Minimum Vesting.    If the Plan is Top Heavy, a Participant shall have a vested and nonforfeitable interest in Employer Contributions allocated to the Participant's Discretionary Contribution account, and income thereon, in accordance with the schedule that is provided in the Plan, but which is not less favorable to the Participant than the following:

Participant's Years of Service	Vested and Nonforfeitable Percentage
Less than 2 years	0%
2 years but less than 3 years	20%
3 years but less than 4 years	40%
4 years but less than 5 years	60%
5 years but less than 6 years	80%
6 or more years	100%

        For purposes of this Section, Years of Service shall be determined in accordance with the general vesting provisions of the Plan.

ADDENDUM FOR
FIRST NATIONAL BANK OF FERGUS FALLS

1.
Acquired Bank: Adams Investment Company and its subsidiary bank, the First National Bank of Fergus Falls, now known as Community First National Bank, Fergus Falls, Minnesota. The closing on the acquisition of the Acquired Bank occurred on June 28, 1991.

2.
Merged Plan: The First National Bank of Fergus Falls Amended and Restated Employee Savings Plan and Trust

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective July 1, 1991.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean July 1, 1991.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is September 1, 1991, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of June 28, 1991.

ADDENDUM FOR
FIRST NATIONAL BANK OF BRECKENRIDGE

1.
Acquired Bank: First Breck Holding Company, and its subsidiary bank, First National Bank of Breckenridge, now known as Community First National Bank, Breckenridge, Minnesota. The closing on the acquisition of the Acquired Bank occurred on February 28, 1992.

2.
Merged Plan: First National Bank of Breckenridge Profit Sharing Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 1, 1992.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 1, 1992.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is April 1, 1992, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 1, 1992.

ADDENDUM FOR
FIRST NATIONAL BANK OF BRECKENRIDGE

1.
Acquired Bank: First Breck Holding Company, and its subsidiary bank, First National Bank of Breckenridge, now known as Community First National Bank, Breckenridge, Minnesota. The closing on the acquisition of the Acquired Bank occurred on February 28, 1992.

2.
Merged Plan: First National Bank of Breckenridge Profit Sharing Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 1, 1992.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 1, 1992.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is April 1, 1992, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 1, 1992.

ADDENDUM FOR
FIRST NATIONAL BANK OF WORTHINGTON

1.
Acquired Bank: Worthington Bancshares, Inc., and its subsidiary bank, the First National Bank of Worthington, now known as Community First National Bank, Worthington, Minnesota. The closing on the acquisition of the Acquired Bank occurred on October 7, 1992.

2.
Merged Plan: First National Bank of Worthington Retirement Savings Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective November 1, 1992.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean November 1, 1992.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is November 1, 1992, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of October 7, 1992.

ADDENDUM FOR
CITIZENS BANK OF MORRIS

1.
Acquired Bank: Citizens Bank of Morris, now known as Community First National Bank, Morris, Minnesota. The closing on the acquisition of the Acquired Bank occurred on March 31, 1993.

2.
Merged Plan: Citizens Bank of Morris Profit Sharing Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 1, 1993.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 1, 1993.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is April 1, 1993, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: Section 8.10 is applicable for balances transferred from the Merged Plan.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 1, 1993.

ADDENDUM FOR
BANK NORTHWEST OF STEAMBOAT SPRINGS, COLORADO

1.
Acquired Bank: Bank Northwest of Steamboat Springs, Colorado, now known as Community First National Bank, Steamboat Springs, Colorado. The closing on the acquisition of the Acquired Bank occurred on June 1, 1993.

2.
Merged Plan: Bank Northwest Retirement Benefit Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective July 1, 1993.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean July 1, 1993.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is July 1, 1993, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of June 1, 1993.

ADDENDUM FOR
RURAL AMERICAN BANK OF GREENWALD

1.
Acquired Bank: Rural American Bank of Greenwald, now known as Community First National Bank, Greenwald, Minnesota. The closing on the acquisition of the Acquired Bank occurred on November 1, 1993.

2.
Merged Plan: That portion of the Frandsen Financial Corporation Tax Deferred Savings and Profit Sharing Plan and Trust maintained for the benefit of employees of Rural American Bank of Greenwald.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective November 2, 1993.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean November 2, 1993.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1993, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of November 1, 1993.

ADDENDUM FOR
ADA NATIONAL BANK

1.
Acquired Bank: Ada National Bank, now known as Community First National Bank, Ada, Minnesota. The closing on the acquisition of the Acquired Bank occurred on April 1, 1994.

2.
Merged Plan: That portion of the Bankers Consulting Corporation 401(k) Plan and Trust maintained for the benefit of employees of Ada National Bank.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 2, 1994.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 2, 1994.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is June 30, 1994, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 1, 1994.

ADDENDUM FOR
BANK OF SPOONER

1.
Acquired Bank: Midwestern Banco, Inc., and its subsidiary bank, the Bank of Spooner, now known as Community First National Bank, Spooner, Wisconsin. The closing on the acquisition of the Acquired Bank occurred on April 1, 1994.

2.
Merged Plan: Bank of Spooner 401(k) Savings Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 2, 1994.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 2, 1994.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is June 30, 1994, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 1, 1994.

ADDENDUM FOR
MINOWA BANCSHARES, INC.

1.
Acquired Bank: Minowa Bancshares, Inc. and its subsidiary banks, (i) Decorah State Bank, (ii) First National Bank of Mabel, and (iii) Minnesota Bank, N.A., now known as (i) Community First National Bank, Decorah, Iowa and (ii) Community First National Bank, Caledonia, Minnesota, Mabel Branch. The closing on the acquisition of the Acquired Bank occurred on February 22, 1995.

2.
Merged Plan: The Decorah State Bank Profit Sharing Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective February 22, 1995.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean February 22, 1995.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is March 31, 1995, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of February 22, 1995.

ADDENDUM FOR
THE ABBOTT BANK

1.
Acquired Bank: Abbott Bank Group, Inc., and its subsidiary bank, The Abbott Bank. The closing on the acquisition of the Acquired Bank occurred on May 11, 1995.

2.
Merged Plans: (1) The Abbott Banks Employee Profit Sharing Plan and Trust, and (2) The Abbott Banks Employee Retirement Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective July 1, 1995.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plans and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean July 1, 1995.

5.
Merger Date: The effective date of the merger of the Merged Plans into this Plan is September 1, 1995, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of May 11, 1995.

ADDENDUM FOR
FIRST COMMUNITY BANKSHARES, INC.

1.
Acquired Bank: First Community Bankshares, Inc. and its subsidiary banks, (i) First National Bank at Burlington, (ii) First National Bank, Fort Morgan, (iii) The First National Bank, Holyoke, (iv) First National Bank of Sterling, and (v) Republic National Bank of Englewood, now known as Community First National Bank, (i) Burlington, (ii) Fort Morgan, (iii) Holyoke, (iv) Sterling, and (v) Englewood. The closing on the acquisition of the Acquired Bank occurred on July 3, 1995.

2.
Merged Plan: First Community Bankshares, Inc. 401(k) Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective July 5, 1995.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean July 5, 1995.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is September 30, 1995, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of July 3, 1995.

ADDENDUM FOR
FINANCIAL BANCORP, INC.

1.
Acquired Bank: Financial Bancorp, Inc. and its subsidiary bank, Trinidad National Bank, Trinadad, Colorado, now known as Community First National Bank, Trinadad, Colorado. The closing on the acquisition of the Acquired Bank in occurred September 1996.

2.
Merged Plan: The Financial Bancorp, Inc. Profit Sharing Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective October 1, 1996.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean October 1, 1996.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1996, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of September 30, 1996.

ADDENDUM FOR
MOUNTAIN PARKS FINANCIAL CORP.

1.
Acquired Bank: Mountain Parks Financial Corp., and its subsidiary banks, (i) Mountain Parks Bank; (ii) Bank of Evergreen; (iii) The Bank, N.A.; and (iv) Mountain Valley National Bank. The closing on the acquisition of the Acquired Bank occurred on December 18, 1996.

2.
Merged Plan: Mountain Parks Financial Corporation Retirement Savings Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective January 1, 1997.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean January 1, 1997.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1996, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of December 18, 1996.

ADDENDUM FOR
KEYBANK WYOMING

1.
Acquired Banks: KeyBank National Association, Cheyenne, Wyoming with 28 banking offices located throughout the state of Wyoming. Those offices are now know as Community First National Bank offices or branches. The closing on the acquisition of the Acquired Bank occurred on July 14, 1997.

2.
Merged Plan: That portion of (i) the KeyCorp 401(k) Plan and Trust, and (ii) the KeyCorp Cash Balance Pension Plan maintained for the benefit of employees of KeyBank, N.A., Wyoming.

3.
Participation Date: The Acquired Banks adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective July 15, 1997.

4.
Entry Date: For all Employees of the Acquired Banks who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean July 15, 1997.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is September 30, 1997, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of July 14, 1997.

ADDENDUM FOR
REPUBLIC NATIONAL BANCORP, INC.

1.
Acquired Bank: Republic National Bancorp, Inc. and its subsidiary bank, Republic National Bank, Phoenix, Arizona, now known as Community First National Bank, Phoenix, Arizona. The closing on the acquisition of the Acquired Bank occurred on November 24, 1997.

2.
Merged Plan: The Republic National Bank Profit Sharing Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective November 25, 1997.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean November 25, 1997.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1997, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of November 24, 1997.

ADDENDUM FOR
FIRST NATIONAL SUMMIT BANK

1.
Acquired Bank: First National Summit Bankshares, Inc., and its subsidiary bank, First National Summit Bank, now known as Community First National Bank, Gunnison, Colorado. The closing on the acquisition of the Acquired Bank occurred on December 1, 1997.

2.
Merged Plan: First National Summit Bankshares, Inc. Employee Stock Ownership Plan With 401(k) Provisions.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective January 1, 1998.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean January 1, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1997, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of December 1, 1997.

ADDENDUM FOR
FORMER BANCONE CORPORATION OFFICES

1.
Acquired Banks: 37 offices of BancOne Corporation located in Arizona, Colorado and Utah. Those offices now are known as Community First National Bank offices or branches. The closing on the acquisition of the Acquired Banks occurred on January 23, 1998.

2.
Merged Plan: That portion of the BancOne Corporation 401(k) Savings Plan and Trust maintained for the affected employees.

3.
Participation Date: The Acquired Banks adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective January 24, 1998.

4.
Entry Date: For all Employees of the Acquired Banks who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean January 24, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is March 31, 1998, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of January 23, 1998.

ADDENDUM FOR
COMMUNITY BANCORP, INC.

1.
Acquired Bank: Community Bancorp, Inc., and it subsidiary bank, Community First National Bank, Thornton, Colorado. The closing on the acquisition of the Acquired Bank occurred on April 3, 1998.

2.
Merged Plan: Community First National Bank Profit Sharing Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective April 4, 1998.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean April 4, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is June 30, 1998, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 3, 1998.

ADDENDUM FOR
PIONEER BANK OF LONGMONT

1.
Acquired Bank: Pioneer Bank of Longmont, now known as Community First National Bank, Longmont, Colorado. The closing on the acquisition of the Acquired Bank occurred on April 30, 1998.

2.
Merged Plan: Pioneer Bank of Longmont 401(k) Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective May 1, 1998.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean May 1, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is June 30, 1998, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of April 30, 1998.

ADDENDUM FOR
FNB, INC.

1.
Acquired Bank: FNB, Inc., and it subsidiary bank, First National Bank of Greeley, now known as Community First National Bank, Greeley, Colorado. The closing on the acquisition of the Acquired Bank occurred on May 7, 1998.

2.
Merged Plan: First National Bank of Greeley 401(k) Profit Sharing Plan.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective May 8, 1998.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean May 8, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is June 30, 1998, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Vesting and Forfeitures: No special provision.

8.
Loans: No special provision.

9.
Hardship and In Service Distribution: No special provision.

10.
Termination Distribution: No special provision.

11.
Accounting and Investments: No special provision.

12.
Effective Date: This Addendum is adopted and added to the Plan as of May 7, 1998.

ADDENDUM FOR
GUARDIAN BANCORP, INC.

1.
Acquired Bank: Guardian Bancorp, Inc., and its subsidiary bank, Guardian State Bank, now known as Community First National Bank, Salt Lake City, Utah. The closing on the acquisition of the Acquired Bank occurred on August 7, 1998.

2.
Merged Plan: The Guardian Bancorp 401(k) Plan and Trust.

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective August 8, 1998.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean August 8, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is September 30, 1998, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: For the Plan Year ending December 31, 1998, each eligible Participant's Hours of Service in calendar year 1998 prior to the Entry Date shall be credited in determining eligibility to share in the Matching Contribution under Section 5.3 of the Plan.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of August 7, 1998.

ADDENDUM FOR
VALLEY NATIONAL CORPORATION

1.
Acquired Bank: Valley National Corporation and its subsidiary bank, Valle de Oro Bank, National Association, El Cajon, California, now known as Community First National Bank, El Cajon, California. The closing on the acquisition of the Acquired Bank occurred on September 30, 1999.

2.
Merged Plans: The Valle de Oro Bank 401(k) Plan and Trust and the Valle de Oro Bank Employee Stock Ownership Plan and Trust

3.
Participation Date: The Acquired Bank adopted the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees and became a Participating Employer effective September 30, 1999.

4.
Entry Date: For all Employees of the Acquired Bank who were participants in the Merged Plans and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean September 30, 1999.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1999, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of September 30, 1999.

ADDENDUM FOR
BAKER INSURANCE, INC.

1.
Acquired Business: Assets of Baker Insurance, Inc. were acquired by Community First Insurance Agency, Inc. The closing on the acquisition of the Acquired Business occurred on September 4, 1998.

2.
Merged Plan: The Baker Insurance 401(k) Profit Sharing Plan and Trust.

3.
Participation Date: The Acquired Business became a Participating Employer in the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees effective October 1, 1998.

4.
Entry Date: For all Employees of the Acquired Business who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean October 1, 1998.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1999, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: In addition to a qualified joint and survivor annuity option, a life annuity with a 10 year term certain shall also be available.

12.
Accounting and Investments: The Plan shall accept and hold as an investment any insurance contract maintained by the Merged Plan as of the Merger Date.

13.
Effective Date: This Addendum is adopted and added to the Plan as of December 1, 1999.

ADDENDUM FOR
RIVER BANCORP, INC.

1.
Acquired Business: River Bancorp, Inc. and its subsidiary, Northland Security Bank in Ramsey, Minnesota, was merged into Community First National Bank, a subsidiary of Community First Bankshares, Inc. The closing on the acquisition of the Acquired Business occurred on December 21, 1999.

2.
Merged Plan: The Northland Security Bank Profit Sharing Plan and Trust.

3.
Participation Date: The Acquired Business became a Participating Employer in the Community First Bankshares, Inc. 401(k) Retirement Plan and Trust (the "Plan") for the benefit of its eligible Employees effective January 1, 2000.

4.
Entry Date: For all Employees of the Acquired Business who were participants in the Merged Plan and all other Employees who met the eligibility conditions of Section 3.1 of the Plan as of the Entry Date, Entry Date shall mean January 1, 2000.

5.
Merger Date: The effective date of the merger of the Merged Plan into this Plan is December 31, 1999, or such other date assets from the Merged Plan are transferred to the Plan. Any participant in the Merged Plan or who did not otherwise become a Participant in the Plan pursuant to paragraph 4 above shall become a Participant in the Plan on the Merger Date.

6.
Eligibility: No special provision.

7.
Contributions: No special provision.

8.
Vesting and Forfeitures: No special provision.

9.
Loans: No special provision.

10.
Hardship and In Service Distribution: No special provision.

11.
Termination Distribution: No special provision.

12.
Accounting and Investments: No special provision.

13.
Effective Date: This Addendum is adopted and added to the Plan as of December 21, 1999.

ADDENDUM FOR
COMMUNITY FIRST BANKSHARES, INC.
EMPLOYEE STOCK OWNERSHIP PLAN AND TRUST

1.
Merged Plan: The Community First Bankshares, Inc. Employee Stock Ownership Plan and Trust (sometimes referred to as the "CFB ESOP") was merged into this Plan effective as of March 31, 2001, or such other date assets from the Merged Plan are transferred to the Plan (the "Merger Date"). Any participant in the Merged Plan who was not already a Participant in the Plan shall become a Participant in the Plan on the Merger Date.

2.
Eligibility: No special provision.

3.
Contributions: No special provision.

4.
Vesting and Forfeitures: The vesting provisions of the CFB ESOP and this Plan were identical prior to the Merger Date. Assets from the Merged Plan shall continue to be subject to the vesting provisions of this Plan after the Merger Date. Any forfeitures transferred from the Merged Plan shall be subject to the forfeiture provisions of this Plan after the Merger Date.

5.
Loans: Assets transferred from the Merged Plan shall be available for Participant loans under the loan provisions of this Plan.

6.
Hardship and In Service Distribution: Assets transferred from the Merged Plan shall not be available for hardship distributions under this Plan. Assets transferred from the Merged Plan shall be available for in-service distributions under this Plan for Participants who have attained age 59 1/2.

7.
Termination Distribution: No special provision.

8.
Investments: After completion of the merger, Participants may direct the investment of assets transferred from the Merged Plan in the same manner as they direct all other Plan accounts.

9.
Effective Date: This Addendum is adopted and added to the Plan as of March 31, 2001.

QuickLinks

ARTICLE 1 NAME AND PURPOSE
ARTICLE 2 DEFINITIONS AND INTERPRETATIONS
ARTICLE 3 PARTICIPATION IN THE PLAN
ARTICLE 8 PAYMENTS OF BENEFITS
ARTICLE 9 EMPLOYEE STOCK OWNERSHIP PLAN
ARTICLE 10 CLAIMS PROCEDURE
ARTICLE 16 PARTICIPATING EMPLOYERS
ARTICLE 17 RIGHTS OF EMPLOYER TO AMEND, DISCONTINUE OR TERMINATE
ARTICLE 18 SUCCESSOR EMPLOYER AND MERGER OR CONSOLIDATION OF PLANS
ARTICLE 19 MISCELLANEOUS
ARTICLE 20 MINIMUM DISTRIBUTION REQUIREMENTS
APPENDIX A PARTICIPANT LOAN PROGRAM